Exhibit 10.18

Berkadia Loan No. 01-0085683 & 01-0086643

ASSUMPTION AND RELEASE AGREEMENT

THIS ASSUMPTION AND RELEASE AGREEMENT (this “Agreement”) is entered into and made effective as of the 27th day of February, 2015 (the “Effective Date”), by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company (“LLC Original Borrower”), and W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership (“LP Original Borrower”; LLC Original Borrower and LP Original Borrower are individually and collectively, as the context may require, referred to as “Original Borrower”), each with a mailing address at c/o Goldman Sachs & Co., 200 West Street, New York, New York 10282, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company (“LLC New Borrower”), ARC HOSPITALITY PORTFOLIO I BHGL OWNER, LLC, a Delaware limited liability company (“BHGL New Borrower”), ARC HOSPITALITY PORTFOLIO I PXGL OWNER, LLC, a Delaware limited liability company (“PXGL New Borrower”), ARC HOSPITALITY PORTFOLIO I GBGL OWNER, LLC, a Delaware limited liability company (“GBGL New Borrower”), ARC HOSPITALITY PORTFOLIO I NFGL OWNER, LLC, a Delaware limited liability company (“NFGL New Borrower”), ARC HOSPITALITY PORTFOLIO I MBGL 1000 OWNER, LLC, a Delaware limited liability company (“MBGL 1000 New Borrower”), ARC HOSPITALITY PORTFOLIO I MBGL 950 OWNER, LLC, a Delaware limited liability company (“MBGL 950 New Borrower”), ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership (“LP New Borrower”), ARC HOSPITALITY PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership (“DLGL New Borrower”), and ARC HOSPITALITY PORTFOLIO I SAGL OWNER, LP, a Delaware limited partnership (“SAGL New Borrower”; LLC New Borrower, BHGL New Borrower, PXGL New Borrower, GBGL New Borrower, NFGL New Borrower, MBGL 1000 New Borrower, MBGL 950 New Borrower, LP New Borrower, DLGL New Borrower and SAGL New Borrower are individually and collectively, as the context may require, referred to as “New Borrower”), each with a mailing address at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022, U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES (“Lender”), with a mailing address at c/o Berkadia Commercial Mortgage LLC, 323 Norristown Road, Suite 300, Ambler, Pennsylvania 19002 (“Berkadia”), WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership (“Whitehall Street Global”), and WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership (“Whitehall Parallel Global”; Whitehall Street Global and Whitehall Parallel Global are individually and collectively, as the context may require, referred to as “Original Guarantor” and together with the Original Borrower, the “Original Indemnitors”), each with a mailing address at c/o Goldman Sachs & Co., 200 West Street, New York, New York 10282, and AMERICAN

REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“ARC OP”) and AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation (“ARC REIT”; together with Whitehall Street Global and Whitehall Parallel Global, ARC OP and ARC REIT are individually and collectively, as the context may require, referred to as “New Guarantor” and together with the New Borrower, the “New Indemnitors”), each with a mailing address at c/o American Realty Capital, 405 Park Avenue, New York, New York 10022.

RECITALS:

The following recitals are a material part of this Agreement:

A. German American Capital Corporation, a Maryland corporation (“Original Lender”), made a real estate mortgage loan in the aggregate original principal amount of $865,000,000.00 to Original Borrower, which Loan is evidenced by that certain (i) Promissory Note A-1, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-1 Note”), from Original Borrower in the original principal amount of $519,000,000.00 (the “A-1 Loan”), and (ii) Promissory Note A-2, dated April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “A-2 Note” and together with the A-1 Note, the “Note”), from Original Borrower in the original principal amount of $346,000,000.00 (the “A-2 Loan” and together with the A-1 Loan, the “Loan”). The Loan is further evidenced, governed and/or secured by the following agreements and documents, all executed and delivered, or caused to be executed and delivered, by Original Borrower for the benefit of Original Lender:

1. that certain Loan Agreement, dated as of April 11, 2014, as amended by that certain First Amendment to Loan Agreement, dated as of June 18, 2014 (collectively, and together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Loan Agreement”);

2. those certain mortgages, deeds of trust, or deeds to secure debt identified on Schedule II attached hereto and by this reference incorporated herein (collectively, together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Mortgage”), encumbering the real properties described on Exhibit A-1 attached hereto and by this reference incorporated herein or the Ground Leases described in Exhibit A-2 attached hereto and by this reference incorporated herein, each as more particularly described in the Mortgage;

3. those certain assignments of leases and rents identified on Schedule II attached hereto (collectively, together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Assignment of Leases”);

4. that certain Assignment of Agreements (as defined in the Loan Agreement);

5. that certain Collateral Assignment of Interest Rate Protection Agreement, dated as of April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Assignment of Rate Cap Agreement”); and

6. that certain Indemnification Agreement, dated as of April 11, 2014 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Indemnification Agreement”).

B. In connection with the Loan, Original Borrower and/or Original Guarantor also executed and/or delivered, or caused to be executed and/or delivered, the following agreements and documents for the benefit of Original Lender:

1. those certain UCC Financing Statements naming Original Borrower as debtor therein, and Original Lender as secured party therein, and filed with the appropriate recorder or clerk in which the Properties (as defined in the Loan Agreement) are located and in the records of the Secretary of State of Delaware; and

2. that certain Environmental Indemnity Agreement, dated as of April 11, 2014 (the “Original Environmental Indemnity”), executed by the Original Indemnitors;

3. that certain Guaranty of Recourse Obligations, dated as of April 11, 2014 (the “Original Guaranty”), executed by Original Guarantor;

4. that certain Cash Management Agreement, dated as of April 11, 2014, and that certain Addendum to Cash Management Agreement, dated as of April 11, 2014 (collectively and together with all further addenda, modifications, amendments, riders, exhibits and supplements thereto, the “Original Cash Management Agreement”);

5. that certain Pledge and Security Agreement, dated as of April 11, 2014 (the “Original Liquor Subsidiary Pledge”), executed by LLC Original Borrower and Lender;

6. that certain Liquor License Agreement, dated as of April 11, 2014 (the “Original Liquor License Agreement”), executed by W2007 EQN Kansas SPE, LLC, a Kansas limited liability company, and LLC Original Borrower for the benefit of Original Lender;

7. those certain Assignments of Management Agreements (as defined in the Loan Agreement), each dated as of dated as of April 11, 2014 (the “Original Assignment of Management Agreements”); and

8. that certain Contribution Agreement, dated as of April 11, 2014 (the “Original Contribution Agreement”), executed by Original Borrower and Original Lender; and

9. those certain Clearing Account Agreements (as defined in the Loan Agreement), each dated as of dated as of April 11, 2014 (the “Original Clearing Agreements”).

The agreements and documents set forth in Recital A and Recital B above are hereinafter referred to collectively as the “Original Borrower’s Loan Documents.”

C. Upon the Effective Date, New Borrower and/or New Guarantor are executing and delivering, or are causing to be delivered, to Lender the following documents, each dated as of the Effective Date:

1. those certain UCC Financing Statements naming New Borrower as debtor therein, and naming Lender, as secured party therein, to be filed in the Recorder’s Office and the records of the Secretary of State of Delaware;

2. those certain Assignment and Assumption of Mortgage/Deed of Trust and Assignment and Assumption of Leases, Rents and Hotel Revenues executed by Original Borrower (as applicable), New Borrower (as applicable) and Lender as identified on Schedule II attached hereto (collectively, the “Mortgage Assumptions”);

3. that certain Environmental Indemnity Agreement from New Indemnitors in favor of Lender (the “New Environmental Indemnity”);

4. that certain Guaranty of Recourse Obligations (the “New Guaranty”), executed and delivered by each New Guarantor in favor of Lender;

5. that certain Payment Guaranty (the “Payment Guaranty”), executed and delivered by ARC REIT in favor of Lender;

6. that certain Cash Management Agreement (the “CMA Agreement”), executed and delivered by ARC Hospitality Portfolio I TRS Holdco, LLC, a Delaware limited liability company (“TRS Holdco”), as account representative, New Borrower, each New Operating Lessee (as defined below), Property Managing Entities (as defined below), and Lender, together with that certain Addendum A to Cash Management Agreement (the “CMA Addendum” and together with the CMA Agreement, the “Cash Management Agreement”), executed and delivered by TRS Holdco, New Borrower, each New Operating Lessee, Property Managing Entities, Wells Fargo Bank, National Association (“Wells Fargo”), and Lender;

7. that certain Contribution Agreement (the “New Contribution Agreement”), executed and delivered by New Borrower and Lender;

8. that certain Pledge and Security Agreement (the “New KS Liquor Subsidiary Pledge”), executed and delivered by ARC Hospitality Portfolio I DEKS TRS, LLC, a Delaware limited liability company (“DEKS TRS”), for the benefit of Lender;

9. that certain Liquor License Agreement (the “New KS Liquor License Agreement”), executed by ARC Hospitality Portfolio I KS TRS, LLC, a Kansas limited liability company (“KS Liquor Subsidiary”), DEKS TRS and LLC New Borrower for the benefit of Lender;

10. that certain Pledge and Security Agreement (the “New TX Liquor Subsidiary Pledge” and together the New KS Liquor Subsidiary Pledge, the “New Liquor Subsidiary Pledge”), executed and delivered by ARC Hospitality Portfolio I TX Holdings, LLC, a Delaware limited liability company (“TX Liquor Holdco”), for the benefit of Lender;

11. that certain Liquor License Agreement (the “New TX Liquor License Agreement” and together with the New KS Liquor License Agreement, the “New Liquor License Agreement”), executed by ARC Hospitality Portfolio I TX Beverage Company, LLC, a Delaware limited liability company (“TX Liquor Subsidiary”), ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership (“NTC TRS”), and LP New Borrower for the benefit of Lender;

12. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, LP New Borrower, DLGL New Borrower, SAGL New Borrower, ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company (“TRS LLC”), DEKS TRS, NTC TRS, Lender, and American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company (“ARC Manager”), as operator, for the benefit of Lender (the “Crestline Operating Agreement Subordination”);

13. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, LP New Borrower, DLGL New Borrower, SAGL New Borrower, TRS LLC, DEKS TRS, NTC TRS, Lender, ARC Manager, as operator, and Crestline Hotels & Resorts, LLC, a Delaware limited liability company (“Crestline”), as manager, for the benefit of Lender (the “Crestline Management Agreement Subordination”);

14. that certain Subordination of Management Agreement (TX – Alcohol Management and Services Agreement) executed by Crestline, as manager, for the benefit of Lender, and acknowledged by TX Liquor Subsidiary (the “Crestline TX Alcohol Management Agreement Subordination” and together with the Crestline Operating Agreement Subordination and the Crestline Management Agreement Subordination, the “Crestline Subordination”);

15. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company (“MISC TRS”), Lender, and ARC Manager, as operator, for the benefit of Lender (the “Pillar Operating Agreement Subordination”);

16. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, MISC TRS, Lender, ARC Manager, as operator, and Pillar Hotels & Resorts, L.P. (“Pillar”), as manager, for the benefit of Lender (the “Pillar Management Agreement Subordination” and together with the Pillar Operating Agreement Subordination, the “Pillar Subordination”)

17. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, MISC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “Musselman Operating Agreement Subordination”);

18. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, MISC TRS, Lender, ARC Manager, as operator, and Musselman Hotels Management, L.L.C. (“Musselman”), as manager, for the benefit of Lender (the “Musselman Management Agreement Subordination” and together with the Musselman Operating Agreement Subordination, the “Musselman Subordination”);

19. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, GBGL New Borrower, BHGL New Borrower, LP New Borrower, NFGL New Borrower, ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company (“HIL TRS”), ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership (“NTC HIL TRS”), Lender, and ARC Manager, as operator, for the benefit of Lender (the “Hilton-Hampton Operating Agreement Subordination”);

20. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, GBGL New Borrower, BHGL New Borrower, LP New Borrower, NFGL New Borrower, HIL TRS, NTC HIL TRS, Lender, ARC Manager, as operator, and Hampton Inns Management LLC, a Delaware limited liability company (“Hilton-Hampton”), as manager, for the benefit of Lender (the “Hilton-Hampton Management Agreement Subordination” and together with the Hilton-Hampton Operating Agreement Subordination, the “Hilton-Hampton Subordination”);

21. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, PXGL New Borrower, LP New Borrower, HIL TRS, LLC, NTC HIL TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “Hilton-Homewood Operating Agreement Subordination”);

22. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, PXGL New Borrower, LP New Borrower, HIL TRS, NTC HIL TRS, Lender, ARC Manager, as operator, and Homewood Suites Management LLC, a Delaware limited liability company (“Hilton-Homewoood”), as manager, for the benefit of Lender (the “Hilton-Homewood Management Agreement Subordination” and together with the Hilton-Homewood Operating Agreement Subordination, the “Hilton-Homewood Subordination”);

23. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by MBGL 1000 New Borrower, MBGL 950 New Borrower, LLC New Borrower, LP New Borrower, ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company (“MCK TRS”), NTC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “McKibbon Operating Agreement Subordination”);

24. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by MBGL 1000 New Borrower, MBGL 950 New Borrower, LLC New Borrower, LP New Borrower, MCK TRS, NTC TRS, Lender, ARC Manager, as operator, and McKibbon Hotel Management, Inc. (“McKibbon”), as manager, for the benefit of Lender (the “McKibbon Management Agreement Subordination”) and together with the McKibbon Operating Agreement Subordination, the “McKibbon Subordination”;

25. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, MISC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “Innventures Operating Agreement Subordination”);

26. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, MISC TRS, Lender, ARC Manager, as operator, and InnVentures IVI, LP (“Innventures”), as manager, for the benefit of Lender (the “Innventures Management Agreement Subordination” and together with the Innventures Operating Agreement Subordination, the “Innventures Subordination”);

27. that certain Assignment of Management Agreement and Subordination of Management Fees (Operating Agreement) executed by LLC New Borrower, MISC TRS, Lender, and ARC Manager, as operator, for the benefit of Lender (the “First Hospitality Operating Agreement Subordination”);

28. that certain Assignment of Management Agreement and Subordination of Management Fees (Management Agreement) executed by LLC New Borrower, MISC TRS, Lender, ARC Manager, as operator, and First Hospitality Group, Inc. (“First Hospitality” and together with ARC Manager, Crestline, Pillar, Musselman, Hilton-Hampton, Hilton-Homewood, McKibbon, and Innventures, the “Property Managing Entities”), as manager, for the benefit of Lender (the “First Hospitality Management Agreement Subordination” and together with the First Hospitality Operating Agreement Subordination, the “First Hospitality Subordination”; the First Hospitality Subordination together with the Crestline Subordination, the Pillar Subordination, the Musselman Subordination, the Hilton-Hampton Subordination, the Hilton-Homewood Subordination, the McKibbon Subordination, and the Innventures Subordination, is referred to as the “Management Subordination”);

29. that certain Clearing Account Agreement executed by TRS Holdco, TRS LLC, DEKS TRS, NTC TRS, ARC Manager, Crestline, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, TRS LLC, DEKS TRS, NTC TRS, LLC New Borrower, LP New Borrower, DLGL New Borrower, SAGL New Borrower, Lender and Wells Fargo (collectively, the “Crestline Clearing Account Agreement”);

30. that certain Clearing Account Agreement executed by TRS Holdco, MISC TRS, ARC Manager, Pillar, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, MISC TRS, LLC New Borrower, Lender and Wells Fargo (collectively, the “Pillar Clearing Account Agreement”);

31. that certain Clearing Account Agreement executed by TRS Holdco, MISC TRS, ARC Manager, Musselman, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, MISC TRS, LLC New Borrower, Lender and Wells Fargo (collectively, the “Musselman Clearing Account Agreement”);

32. that certain Clearing Account Agreement executed by TRS Holdco, HIL TRS, NTC HIL TRS, ARC Manager, Hilton-Hampton, Hilton-Homewood, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, HIL TRS, NTC HIL TRS, LLC New Borrower, BHGL New Borrower, PXGL New Borrower, GBGL New Borrower, NFGL New Borrower, LP New Borrower, Lender and Wells Fargo (collectively, the “Hilton Clearing Account Agreement”);

33. that certain Clearing Account Agreement executed by TRS Holdco, MCK TRS, NTC TRS, ARC Manager, McKibbon, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, MCK TRS, NTC TRS, LLC New Borrower, MBGL 1000 New Borrower, MBGL 950 New Borrower, LP New Borrower, Lender and Wells Fargo (collectively, the “MkKibbon Clearing Account Agreement”);

34. that certain Clearing Account Agreement executed by TRS Holdco, MISC TRS, ARC Manager, Innventures, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, MISC TRS, LLC New Borrower, Lender and Wells Fargo (collectively, the “Innventures Clearing Account Agreement”);

35. that certain Clearing Account Agreement executed by TRS Holdco, MISC TRS, ARC Manager, First Hospitality, Lender and Wells Fargo together with that certain Addendum A to Clearing Account Agreement executed by TRS Holdco, MISC TRS, LLC New Borrower, Lender and Wells Fargo (collectively, the “First Hospitality Clearing Account Agreement”; the First Hospitality Clearing Account Agreement together with the Crestline Clearing Account Agreement, the Pillar Clearing Account Agreement, the Musselman Clearing Account Agreement, the Hilton Clearing Account Agreement, the McKibbon Clearing Account Agreement, and the Innventures Clearing Account Agreement, is referred to as the “New Clearing Account Agreements”);

36. that certain Recognition Agreement (the “New Recognition Agreement”), executed by and between W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company (“Qualified Preferred Equity Investor”), and Lender;

37. that certain Subordination Agreement executed by and among TRS LLC, HIL TRS, MCK TRS, MISC TRS, DEKS TRS, NTC TRS, NTC HIL TRS (such entities referred to herein, individually and collectively, as “New Operating Lessee”), New Borrower and Lender (the “Operating Lease Subordination”);

38. that certain incumbency certificate of ARC REIT, ARC OP, each New Borrower and each New Operating Lessee certifying as to the incumbency of each of ARC REIT, ARC OP, each New Borrower and each New Operating Lessee, executed by an authorized officer of ARC REIT, for the benefit of Lender;

39. those certain incumbency certificates of Whitehall Street Global, Whitehall Parallel Global and Qualified Preferred Equity Investor executed by an authorized officer of WH Advisors, L.L.C. 2007, a Delaware limited liability company, as applicable, for the benefit of Lender;

40. this Agreement.

The agreements and documents set forth in Recital A and Recital C above (except for the incumbency certificates referred to as numbers 38-39), together with all other documents evidencing, securing or otherwise pertaining to the Loan (other than the documents and agreements set forth in Recital B), and such other agreements and documents as Lender may reasonably require, are hereinafter referred to collectively as the “Loan Documents”, and individually as a “Loan Document”.

D. Original Lender assigned, sold and transferred its interest in the Loan and the Original Borrower’s Loan Documents to Lender pursuant to certain assignment documents including, without limitation, those certain assignments referenced in the Mortgage Assumptions, and Lender is the current holder of all of Original Lender’s interest in the Loan and Original Borrower’s Loan Documents.

E. Lender, as the holder of the Note and beneficiary under the Mortgage, has been asked to consent to the transfer of the Properties to New Borrower (the “Transfer”) and the assumption by New Borrower and New Guarantor of the obligations of the Original Borrower and Original Guarantor, respectively, under the Loan Documents (the “Assumption”).

F. Lender, acting by and through its servicer Berkadia, has agreed to consent to the Transfer and Assumption subject to the terms and conditions stated below, including, without limitation, the execution and delivery of the agreements and documents set forth in Recital C above and such other documents and instruments as may be reasonably required by Lender.

G. Unless the context requires otherwise, references in this Agreement to Original Borrower’s Loan Documents shall be deemed to refer to such documents as amended by this Agreement, and as such documents may be further amended, modified, extended or replaced from time to time.

CONTRACTUAL PROVISIONS:

NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein as if set forth below in full as a substantive, contractual part of this Agreement, and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Acknowledgement of Debt.

(a) Lender, Original Borrower and New Borrower confirm and acknowledge that the aggregate outstanding principal balance under the Note immediately prior to the Effective Date is $801,100,768.45 and the balances of all reserve and escrow accounts required under the Loan Documents are set forth on Schedule I, attached hereto and by this reference incorporated herein. New Borrower declares and acknowledges, for the specific reliance and benefit of Lender, that (i) New Borrower has no claim, or to New Borrower’s knowledge, defense, or right of offset of any kind or in any amount with respect to the Note, the Mortgage or any of the other Loan Documents, and (ii) no amounts paid by New Borrower or Original Borrower to Lender pursuant to or in connection with the execution and delivery of this Agreement shall be applied to or set off against the principal balance of the Note.

(b) The parties acknowledge and agree that Lender shall continue to hold the balances in escrow and reserve accounts, if any, in accordance with the terms of the Loan Documents. Original Borrower and Original Guarantor covenant and agree that the Lender has no further duty or obligation of any nature to Original Borrower or Original Guarantor relating to such escrow and/or reserve balances, all of which Original Borrower does hereby assign, transfer and convey to New Borrower, and New Borrower hereby unconditionally accepts and assumes the same. All escrow and reserve balances held by Lender in connection with the Loan Documents shall, from and after the Effective Date, be solely for the account of New Borrower.

(c) Berkadia, as the servicing agent on behalf of Lender, hereby confirms, as of the Effective Date, that it has not issued to Original Borrower or Original Guarantor any written notice of, and has no actual knowledge of, a default or an Event of Default under the Original Borrower’s Loan Documents that has not been cured and is continuing. For the purposes of this Section 1(c), the term “actual knowledge” shall be limited to the actual knowledge of the undersigned, Gary A. Routzahn.

2. Conditions Precedent; Consent to Transfer and Assumption; Consent to Qualified Preferred Equity Investment; Consent to Operating Lease Agreements; Consent to Management Agreement.

(a) Original Borrower and New Borrower, each individually, represents and warrants to Lender as of the Effective Date that it has satisfied its respective requirements in connection with the Assumption of the Loan, the Qualified Preferred Equity Investment (as defined below), the execution of the Operating Lease Agreements (as defined below), and the execution of the Management Agreements (as defined below), as such requirements are set forth in the Original Borrower’s Loan Documents and that certain conditional consent letter issued by Berkadia on August 27, 2014 and executed by Original Borrower, LLC New Borrower and LP New Borrower (the “Original Conditional Approval Letter”), as affected by that certain conditional approval extension letter issued by Berkadia on November 20, 2014 and executed by Original Borrower and New Borrower (the “Conditional Approval Extension Letter”), as further affected by that certain conditional approval letter issued by Berkadia on February 26, 2015 and executed by Original Borrower and New Borrower (the “Modifications Conditional Approval Letter” and together with the Original Conditional Approval Letter and the Conditional Approval Extension Letter, the “Conditional Approval Letter”). Lender hereby confirms receipt of the deliverables required in connection with the Assumption of the Loan, the Qualified Preferred Equity Investment, the execution of the Operating Lease Agreements, and the execution of the Management Agreements, as such requirements are set forth in the Original Borrower’s Loan Documents and the Conditional Approval Letter.

(b) In reliance upon the representations, warranties and covenants set forth herein by Original Borrower, Original Guarantor, New Borrower and New Guarantor, Lender hereby consents to the Transfer and Assumption and waives its right to accelerate the Loan pursuant to any provision of the Original Borrower’s Loan Documents which might otherwise provide such right to Lender solely on account of such Transfer and Assumption. Lender’s consent to the Transfer and Assumption is not intended to be and shall not be construed as its consent to any subsequent transfer or assumption which requires Lender’s consent pursuant to the terms of the Mortgage or any other Loan Document.

(c) New Borrower hereby authorizes the Lender to file any and all UCC financing statements and UCC financing statement amendments as Lender may deem necessary from time to time including, without limitation, financing statements containing the description “all assets of New Borrower” or “all personal property of New Borrower” or similar language.

(d) Concurrently with the Lender’s consent to the Assumption, Lender consents to the delivery of the Payment Guaranty by ARC REIT for the benefit of the Lender as security for a portion of the Future PIP Reserve Account Deposit (as defined in the Payment Guaranty) on the terms and conditions more particularly set forth in the Payment Guaranty. New Borrower, ARC OP and ARC REIT hereby acknowledge and agree that Lender’s consent to the delivery of the Payment Guaranty as security for a portion of the Future PIP Reserve Account Deposit shall not be deemed to be Lender’s consent or agreement to accept a payment guaranty for any other Reserve Funds required to be deposited on or after the Effective Date by Borrower, or any other party, with Lender or Deposit Bank under the terms of the Loan Agreement or any of the other Loan Documents.

(e) Concurrently with the Lender’s consent to the Assumption, Lender consents to a certain equity investment by W2007 Equity Inns Senior Mezz, LLC, a Delaware limited liability company (the “Qualified Preferred Equity Investor”), in ARC Hospitality Portfolio I Holdco LLC, a Delaware limited liability company (the “Qualified Preferred Equity Investment”), the owner of indirect ownership interests in New Borrower, which Qualified Preferred Equity Investment is evidenced by that certain Amended and Restated Limited Liability Company Agreement, dated as of the date hereof, executed by and among American Realty Capital Hospitality Portfolio Member, LP, a Delaware limited partnership, Qualified Preferred Equity Investor and William G. Popeo, as the initial special member.

(f) Concurrently with the Lender’s consent to the Assumption, Lender consents to those certain operating lease agreements identified on Schedule III attached hereto and by this reference incorporated herein (collectively, the “Operating Lease Agreements”).

(g) Concurrently with the Lender’s consent to the Assumption, Lender consents to those certain management agreements identified on Schedule IV attached hereto and by this reference incorporated herein (collectively, the “Management Agreements”).

(h) Original Borrower, New Borrower and Lender hereby acknowledge that the Cap Agreement (as defined in the Assignment of Rate Cap Agreement) has been novated pursuant to a Novation Confirmation dated on or about the Effective Date executed by SMBC Capital Markets, Inc., New Borrower and Original Borrower.

3. Assumption of Obligations. As of the Effective Date, Original Borrower does hereby assign, transfer and convey to New Borrower all of its right, title and interest in and to the Loan Documents, and New Borrower hereby unconditionally accepts and assumes Original Borrower’s right, title and interest in and to the Loan Documents and agrees to comply with all covenants and obligations therein, including, without limitation, the obligation to pay the unpaid balance due and owing on the Loan and all interest thereon. Without limiting the foregoing, New Borrower agrees to keep and observe all of the covenants, terms and conditions required to be kept, observed and performed by Borrower pursuant to the Note, the Mortgage and all of the other Loan Documents, to the same effect as if New Borrower were the original maker of, and a party to, the Loan Documents including, but not limited to, payment of all sums presently outstanding under the Note. New Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Original Borrower contained in the Loan Documents as if made by New Borrower as of the Effective Date except to the extent such representations and warranties are matters which by their nature can no longer be true and correct as a result of the passage of time or apply only to the Original Borrower, Original Guarantor, or other facts or circumstances that existed only at the execution of the Original Borrower’s Loan Documents.

4. Limited Release of Original Borrower and Original Guarantor; Reaffirmation.

(a) In reliance upon the representations, warranties and covenants set forth herein by Original Borrower and Original Guarantor, Lender hereby releases: (i) Original Borrower from any and all liability for repayment of the principal and interest under the terms of the Note, the Mortgage and the other Original Borrower’s Loan Documents, and all other obligations under the Original Borrower’s Loan Documents, to the extent such obligations arise from matters first occurring from and after the Effective Date which are not caused by or arise out of any acts of Original Borrower or its Affiliates (as defined in the Loan Agreement); and (ii) Original Guarantor from any and all liability under the Original Guaranty and the Original Environmental Indemnity to the extent arising from matters first occurring from and after the Effective Date which are not caused by or arise out of any acts of Original Guarantor or its Affiliates. Lender hereby reserves all rights it may have against Original Borrower and Original Guarantor for acts or omissions of or events caused by Original Borrower or Original Guarantor, in each case, arising or occurring prior to the Effective Date.

(b) The release of Original Borrower and Original Guarantor provided for in Section 4(a) above shall be deemed withdrawn and shall have no effect to the extent that this Agreement is held to be void or is determined to be unenforceable in its entirety by any court in a final non-appealable order as a result of any action or inaction by or on behalf of Original Borrower or Original Guarantor, or if any representation or warranty by Original Borrower or Original Guarantor made in connection with this Agreement is false or misleading in any material respect when made. In all cases, Original Borrower and Original Guarantor, as applicable, shall bear the burden of proof on the issue of the time at which an act or event first occurred or an obligation first arose, which is the subject of claimed liability under any of the Original Borrower’s Loan Documents.

(c) Notwithstanding anything to the contrary contained herein, and subject to the release contained in Section 4(a) hereof, Original Borrower and Original Guarantor do hereby ratify and confirm their respective obligations under the Original Borrower’s Loan Documents to the extent arising or resulting from acts or omissions of or events caused by Original Borrower or Original Guarantor, in each case, arising or occurring prior to the Effective Date.

5. Representations.

(a) Each New Borrower represents and warrants to Berkadia and Lender that as of the Effective Date:

(i) New Borrower is duly organized, validly existing and in good standing under the laws of its state of formation or organization and is duly qualified and authorized to conduct business in the state(s) in which the Properties are located (as applicable), and has full power and authority to own, lease and operate the Properties, and to conduct its affairs as now being conducted and as proposed to be conducted;

(ii) New Borrower has full power and authority to enter into, execute, deliver and carry out this Agreement and the Loan Documents to which it is a party, by assumption or otherwise, and to perform its obligations hereunder and thereunder and all such actions have been duly authorized by all necessary actions on its part;

(iii) This Agreement and the other documents executed in connection herewith have been duly executed and delivered by New Borrower. This Agreement and the Loan Documents to which New Borrower is a party, by assumption or otherwise, constitute legal, valid and binding obligations of New Borrower, enforceable against New Borrower in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally;

(iv) New Borrower has received and reviewed copies of all of the Loan Documents;

(v) New Borrower nor, to New Borrower’s knowledge, any person owning an interest in New Borrower (except that New Borrower’s knowledge shall not require any investigation into ownership of issued shares of ARC REIT), is a country, territory, individual or entity named on a list maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), or is a Specially Designated National or Blocked Person under the programs administered by OFAC;

(vi) Except in connection with the Original Mezzanine Loan (as defined in the Loan Agreement) and the Qualified Preferred Equity Investment (as defined in the Loan Agreement), no equity interest in New Borrower has been pledged, hypothecated or otherwise encumbered as security for any obligation, and none of the capital contributed to New Borrower was made in the form of a loan;

(vii) There is no litigation or other proceeding against New Borrower pending or, to New Borrower’s knowledge, threatened in writing against New Borrower, which, if adversely determined, is reasonably likely to materially and adversely affect the financial condition of New Borrower or its ability to legally perform its obligations under this Agreement and the other Loan Documents;

(viii) The execution, delivery and performance of this Agreement, and the performance of New Borrower’s obligations under the Loan Documents, (A) does not conflict with or result in a violation of New Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which New Borrower is a party, and (B) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which New Borrower is bound or to which New Borrower is a party;

(ix) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against New Borrower; and

(x) No proceeding is pending for the dissolution or annulment of New Borrower, and all license, income and franchise taxes due and payable by New Borrower have been paid in full, unless the non-payment of such taxes could not be reasonably expected to have a material adverse change in the financial condition, operations or business of New Borrower.

(b) Each New Guarantor individually represents and warrants to Berkadia and Lender that as of the Effective Date, solely with respect to itself:

(i) Such New Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and has full power and authority to conduct its affairs as now being conducted and as proposed to be conducted;

(ii) This Agreement, the New Guaranty, the New Environmental Indemnity and the other documents executed by such New Guarantor in connection herewith have been duly executed and delivered by such New Guarantor. This Agreement, the New Guaranty, the New Environmental Indemnity and such other documents constitute such New Guarantor’s legal, valid and binding obligations, enforceable against such New Guarantor in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally;

(iii) Such New Guarantor has received and reviewed copies of all of the Loan Documents;

(iv) Such New Guarantor nor, to such New Guarantor’s knowledge, any person owning an interest in such New Guarantor (except that such New Guarantor’s knowledge shall not require any investigation into ownership of issued shares of ARC REIT), is a country, territory, individual or entity named on a list maintained by OFAC, or is a Specially Designated National or Blocked Person under the programs administered by OFAC;

(v) There is no litigation or other proceeding against such New Guarantor pending or, to such New Guarantor’s knowledge, threatened in writing against such New Guarantor, which, if adversely determined, is reasonably likely to materially and adversely affect the financial condition of such New Guarantor or its ability to legally perform its obligations under this Agreement and the other Loan Documents to which such New Guarantor is a party;

(vi) Such New Guarantor has full power and authority to enter into, execute, deliver and perform this Agreement and the New Guaranty, the New Environmental Indemnity and the other documents executed by such New Guarantor in connection herewith and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of such New Guarantor, (B) does not conflict with or result in a violation of such New Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which such New Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which such New Guarantor is bound or to which such New Guarantor is a party;

(vii) There is no bankruptcy, receivership or insolvency proceeding pending or threatened against such New Guarantor; and

(viii) No proceeding is pending for the dissolution or annulment of such New Guarantor, and all license, income and franchise taxes due and payable by such New Guarantor have been paid in full, unless the non-payment of such taxes could not be reasonably expected to have a material adverse change in the financial condition, operations or business of New Guarantor.

(c) Each Original Borrower represents and warrants to Berkadia and Lender that as of the Effective Date:

(i) Contemporaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred the Properties to New Borrower;

(ii) Contemporaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to New Borrower the Tenant Leases (as hereinafter defined), and Original Borrower has retained no rights therein or thereto;

(iii) Original Borrower has not received a security instrument or security agreement from New Borrower encumbering the Properties to secure the payment of any sums due Original Borrower or obligations to be performed by New Borrower;

(iv) There exist no defenses, offsets or counterclaims by Original Borrower to this Agreement or the Original Borrower’s Loan Documents;

(v) There is no Event of Default by Original Borrower under the provisions of Original Borrower’s Loan Documents executed or assumed by Original Borrower, nor, to Original Borrower’s knowledge, are there any conditions which with the giving of notice or the passage of time or both may constitute an Event of Default by Original Borrower under the provisions of the Original Borrower’s Loan Documents;

(vi) The Original Borrower’s Loan Documents are in full force and effect;

(vii) There are no mechanics’ liens or liens for delinquent taxes or assessments encumbering the Properties except Permitted Encumbrances (as defined in the Loan Agreement);

(viii) To Original Borrower’s knowledge, there are no pending or threatened condemnation or annexation proceedings affecting the Properties, or any agreements to convey any portion of the Properties or any rights thereto not disclosed in this Agreement, including, without limitation, to any governmental agency;

(ix) The certified rent roll for the Properties provided to Lender on or about the date hereof, is a true, complete and accurate list of all tenant leases (“Tenant Leases” or individually a “Tenant Lease”) affecting the Properties as of the Effective Date hereof;

(x) There is no litigation or other proceeding against Original Borrower or the Properties pending or overtly threatened, by written communication to Original Borrower, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Borrower or its ability to legally perform its obligations under this Agreement and the Original Borrower’s Loan Documents;

(xi) There is no bankruptcy, receivership or insolvency proceeding pending or, to Original Borrower’s knowledge, threatened in writing against Original Borrower;

(xii) No proceeding is pending for the dissolution or annulment of Original Borrower, and all license, income and franchise taxes due and payable by Original Borrower have been paid in full; and

(xiii) Original Borrower has full power and authority to enter into, execute, deliver and perform this Agreement and such execution, delivery and performance (A) have been duly and validly authorized by all necessary actions on the part of Original Borrower, (B) does not conflict with or result in a violation of Original Borrower’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Borrower is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Borrower is bound or to which Original Borrower is a party.

(d) Each Original Guarantor represents and warrants to Berkadia and Lender that as of the Effective Date:

(i) As of the Effective Date, there is no Event of Default or, to Original Guarantor’s knowledge, event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Original Borrower’s Loan Documents executed or assumed by Original Guarantor;

(ii) The Original Borrower’s Loan Documents executed by Original Guarantor are in full force and effect;

(iii) There is no litigation or other proceeding against Original Guarantor pending or overtly threatened, by written communication to Original Guarantor, wherein an unfavorable decision might reasonably result in a material adverse change in the financial condition of Original Guarantor or its ability to legally perform its obligations under this Agreement;

(iv) Original Guarantor has the full power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Original Guarantor (A) have been duly and validly authorized by all necessary action on the part of Original Guarantor, (B) does not conflict with or result in a violation of Original Guarantor’s organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Original Guarantor is a party, and (C) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Original Guarantor is bound or to which Original Guarantor is a party;

(v) There is no bankruptcy, receivership or insolvency proceeding pending or, to Original Guarantor’s knowledge, threatened in writing against Original Guarantor; and

(vi) No proceeding is pending for the dissolution or annulment of Original Guarantor, and all license, income and franchise taxes due and payable by Original Guarantor have been paid in full.

6. Financial Information.

(a) New Borrower hereby represents and warrants to Lender that all information and materials regarding New Borrower and its affiliates provided by or on behalf of New Borrower to Berkadia were true and correct in all material respects as of the date of delivery thereof and remain materially true and correct as of the Effective Date.

(b) Each New Guarantor hereby represents and warrants to Lender, solely as to itself, that all information and materials regarding such New Guarantor and its affiliates provided by or on behalf of such New Guarantor to Berkadia were true and correct in all material respects as of the date of delivery thereof and remain materially true and correct as of the Effective Date.

7. Addresses. Lender, New Borrower and New Guarantor agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Lender, New Borrower and New Guarantor, and that from and after the Effective Date, the notice addresses for Lender, New Borrower and New Guarantor, respectively, are as follows:

If to Lender:

U.S. Bank National Association, as Trustee for the Registered Holders of

EQTY 2014-INNS Mortgage Trust, Commercial Mortgage Pass-Through Certificates

c/o Berkadia Commercial Mortgage LLC

323 Norristown Road, Suite 300

Ambler, PA 19002

Attention: Client Relations Manager for

Loan Nos. 01-0085683 & 01-0086643

Facsimile No.: (215) 328-3832

If to New Borrower:

c/o American Realty Capital

405 Park Avenue

New York, New York 10022

Facsimile No.: (212) 421-5799

If to New Guarantor:

Whitehall Street Global Real Estate Limited Partnership 2007 and Whitehall Parallel Global Real Estate Limited Partnership 2007

c/o Goldman Sachs & Co.

200 West Street

New York, New York 10282

Attention: Chief Financial Officer

Facsimile No.: (212) 357-5505

And

American Realty Capital Hospitality Operating Partnership, L.P. and

American Realty Capital Hospitality Trust, Inc.

c/o American Realty Capital

405 Park Avenue

New York, New York 10022

Facsimile No.: (212) 421-5799

with a copy to:

Goldman Sachs Realty Management, L.P.

6011 Connection Drive

Irving, Texas 7039

Attention: Investment Management

Facsimile No.: (972) 368-3699

with a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Anthony J. Colletta, Esq.

Facsimile No. (212) 291-9029

with a copy to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attn: Samuel L. Richardson, Esq.

Facsimile No.: (617) 523-1231

8. Release of Berkadia and Lender. Original Borrower, New Borrower, Original Guarantor and New Guarantor hereby each, as to its own Claims only, unconditionally and irrevocably releases and forever discharges Berkadia and Lender and their respective successors, assigns, agents, directors, officers, employees, and attorneys (collectively, the “Indemnitees”) from all Claims, as defined below, and each, as to its own Claims only, agrees to indemnify the Indemnitees, hold the Indemnitees harmless, and defend the Indemnitees with counsel reasonably acceptable to the Indemnitees from and against any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and/or the transfer of the Properties in connection with this Agreement (excluding any Claims arising out of or resulting from the gross negligence, illegal acts, bad faith or willful misconduct of any of the Indemnitees). As used in this Agreement, the term “Claims” shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part on or before the Effective Date, which each of Original Borrower, New Borrower, Original Guarantor or New Guarantor or any

of their respective directors, partners, principals, affiliates, members, shareholders, officers, agents, employees or successors, may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with the Loan or any of the Loan Documents (other than the Assumption Agreement) or the Original Borrower’s Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of the Indemnitees (excluding any claims, demands, actions, costs, expenses and liabilities arising out of or resulting from the gross negligence, illegal acts, bad faith or willful misconduct of any of the Indemnitees), including any requirement that the Loan Documents or Original Borrower’s Loan Documents be modified as a condition to the transactions contemplated by this Agreement. Original Borrower, New Borrower, Original Guarantor and each New Guarantor agree that Berkadia and Lender have no fiduciary or similar obligations to Original Borrower, New Borrower, Original Guarantor or New Guarantor or any of them and that their relationship is strictly that of creditor and debtor. This release is accepted by Berkadia and Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either of them. Original Borrower, New Borrower, Original Guarantor and each New Guarantor hereby represents and warrants, each as to itself only, that it is the current legal and beneficial owner of all Claims, if any, applicable to it and released hereby by such party and has not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

9. Confirmation of Waivers. New Borrower, without limiting the generality of its obligations under the Loan Documents, hereby confirms and ratifies the submission to jurisdiction and waivers set forth in the Loan Documents.

10. Binding Effect. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, successors, permitted assigns and representatives.

11. Ratification. Lender and New Borrower hereby ratify and affirm all of the Loan Documents and all of its or the other’s, as applicable, respective rights, agreements, obligations, priorities, reservations, promises and waivers as made and agreed and contained therein and as assumed pursuant to this Agreement by New Borrower, all of which shall remain in full force and effect.

12. No Impairment of Lien; No Satisfaction. Nothing set forth herein shall affect the priority or extent of the lien of the Mortgage or any of the other Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the Effective Date, become liable, primarily or secondarily, under the Loan Documents. This Agreement does not, and shall not be construed to, constitute the creation of new indebtedness or the satisfaction, discharge or extinguishment of the debt secured by the Loan Documents.

13. Third Party Beneficiary Status of Berkadia. New Borrower, Original Borrower, Original Guarantor and New Guarantor hereby each acknowledges and agrees that Berkadia, its successors and assigns, are all intended third party beneficiaries of this Agreement.

14. Bankruptcy Remote Single Purpose Entities. New Borrower is currently a bankruptcy-remote single purpose entity and will take all necessary company action (including, but not limited to, revising and filing charter and control documents in form, substance and structure as may be reasonably required by Lender) in order for the New Borrower to continue as a bankruptcy-remote single purpose entity.

15. Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. For the avoidance of doubt, New Borrower shall comply with the requirements of Section 4.32 of the Loan Agreement.

16. Fees. Original Borrower, New Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys’ fees, title company fees, title insurance premiums, recording costs, assumption and/or transfer fees and other closing costs incurred by Lender in connection with this Agreement, will be paid as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof. New Borrower acknowledges and agrees that none of the fees, costs, and charges paid in connection with the execution of this Agreement shall be applied to or set off against the principal balance of the Note.

17. Miscellaneous.

(a) Choice of Law. The validity and enforcement of this Agreement and the other Loan Documents, to the extent they involve the creation, perfection, assignment, modification and enforcement of liens and security interests against property located in the state, commonwealth or district in which the Properties are located, are intended to be governed by the laws of the state, commonwealth or district in which the Properties are located. All other aspects of the transaction contemplated by this Agreement and the indebtedness evidenced by the Note, and the Loan Documents shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

(b) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(c) Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

(d) Complete Agreement. This Agreement and the Loan Documents represent the complete agreement among the parties with regard to the items set forth herein, and there are no representations, covenants, warranties, agreements or conditions, oral or written, between the parties not set forth in this Agreement and the Loan Documents.

(e) Headings, Schedules and Exhibits. The Article and/or Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. The Schedules and Exhibits annexed hereto are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when taken together shall be deemed an original, but all of which shall together constitute one and the same instrument.

(g) Joint and Several Liability. If New Borrower consists of more than one person or entity, each is jointly and severally liable to perform the obligations of New Borrower hereunder, and all representations, warranties, covenants and agreements made by New Borrower are joint and several.

18. Supremacy Clause. It is hereby agreed that the terms and conditions of the Mortgage, the Note and other Loan Documents, as modified by this Agreement, shall remain in full force and effect and shall be binding upon New Borrower. It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in the Mortgage, the Note or any other Loan Document (other than this Agreement) and the terms of this Agreement, those terms, conditions, rights or remedies which are most favorable to Lender shall remain in full force and effect and shall prevail. A default under the terms and conditions of this Agreement shall constitute a default under the terms and conditions of the Mortgage, the Note and other Loan Documents.

19. Waiver of Trial by Jury. ORIGINAL BORROWER, NEW BORROWER, ORIGINAL GUARANTOR AND NEW GUARANTOR EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

20. Further Assurances. Original Borrower, Original Guarantor, New Borrower and New Guarantor shall cooperate with Lender and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other action that Lender may request from time to time in order to accomplish and satisfy the provisions and purposes of this Agreement, including such confirmations and/or corrective instruments as Lender reasonably may require, provided that such documents, instruments or actions shall not increase the liabilities or obligations of Original Borrower, Original Guarantor, New Borrower or New Guarantor under this Agreement of any of the other Loan Documents.

21. Modification to Loan Documents. From and after the Effective Date, New Borrower and Lender hereby agree that the Loan Documents are hereby amended as follows:

(a)	Schedule I of the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Individual Properties and Allocated Loan Amounts attached hereto as Exhibit B.

(b)	Schedule I-M1 of the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Original Mezzanine Loan Allocated Loan Amounts attached hereto as Exhibit C.

(c)	Schedule II of the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Required Repairs attached hereto as Exhibit D and by this reference incorporated herein. Lender acknowledges that the Required Repairs that appear on Schedule II to the Loan Agreement but not on Exhibit D attached hereto have been completed as required pursuant to the Loan Agreement.

(d)	Schedule III to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Organizational Chart of New Borrower attached hereto as Exhibit E and by this reference incorporated herein.

(e)	Schedule VI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Intellectual Property/Websites attached hereto as Exhibit F and by this reference incorporated herein.

(f)	Schedule VIII to the Loan Agreement is hereby amended to include the additional documents pertaining to the Ground Leases listed on that certain exhibit of additional Ground Lease documents attached hereto as Exhibit A-2.

(g)	Schedule XI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Rent Roll attached hereto as Exhibit G and by this reference incorporated herein.

(h)	Schedule XII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Franchise Agreements attached hereto as Exhibit H and by this reference incorporated herein.

(i)	Schedule XIII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Property Accounts and Property Account Banks attached hereto as Exhibit I and by this reference incorporated herein.

(j)	Schedule XV to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Closing Date Managers attached hereto as Exhibit J.

(k)	Schedule XVII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain schedule of Expiring Franchise Properties attached hereto as Exhibit K and by this reference incorporated herein.

(l)	Schedule XVIII to the Loan Agreement is hereby deleted in its entirety and replaced with that certain Scheduled PIP attached hereto as Exhibit L and by this reference incorporated herein.

(m)	Schedule XXI to the Loan Agreement is hereby deleted in its entirety and replaced with that certain PIP Work Other Than Scheduled PIP attached hereto as Exhibit M and by this reference incorporated herein

(n)	The defined term “Title Insurance Policy” as provided in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Title Insurance Policy” shall mean, with respect to each Individual Property, an ALTA mortgagee title insurance policy in the form acceptable to Lender issued with respect to such Individual Property and insuring the Lien of the Mortgage encumbering such Individual Property, as amended or dated-down.

(o)	Except as provided herein, all references in the Loan Documents to the defined term “LLC Borrower” shall mean, collectively, LLC New Borrower, BHGL New Borrower, PXGL New Borrower, GBGL New Borrower, NFGL New Borrower, MBGL 1000 New Borrower and MBGL 950 New Borrower, each as defined in this Agreement.

(p)	All references in the Loan Documents to the defined term “LP Borrower” shall mean, collectively, LP New Borrower, DLGL New Borrower and SAGL New Borrower, each as defined in this Agreement.

(q)	For the purpose of Section 6.14 of the Loan Agreement, all references to “Account Representative” shall mean LLC New Borrower on behalf of Borrower, or the designee of a TRS Lessee.

(r)	All references in the Loan Documents to the defined term “Liquor Subsidiary” shall mean ARC Hospitality Portfolio I KS TRS, LLC, a Kansas limited liability company, ARC Hospitality Portfolio I TX Beverage Company, LLC, a Delaware limited liability company, and/or ARC Hospitality Portfolio I Concessions, LLC, a Delaware limited liability company, as may be then applicable.

(s)	The term “ARC Hospitality” as defined in Section 4.14.2(b) of the Loan Agreement shall mean American Realty Capital Hospitality Properties, LLC or American Realty Capital Hospitality Grace Portfolio, LLC, a Delaware limited liability company, a wholly-owned subsidiary of American Realty Capital Hospitality Properties, LLC.

(t)	Section 10.4(b) of the Loan Agreement is hereby modified by deleting “CT Corporation System, 111 Eighth Avenue, New York, New York 10011” and replacing it with “Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, New York 10036-8401”.

(u)	The defined term “Clearing Account” as provided in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Clearing Accounts” shall mean the Eligible Accounts maintained at the Clearing Account Bank by the Individual Borrowers or a TRS Lessee in their respective names and shall include the Clearing Accounts, the Aggregate DACA Accounts and the Sub-DACA Accounts, each as defined in that certain Cash Management Agreement, dated as of February 27, 2015.

(v)	The second sentence of Section 6.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

Without in any way limiting the foregoing, if Borrower or Manager receives any Gross Revenue from the Properties or any other amount which would be included in the Operating Income of the Properties, then (i) such amounts shall be deemed to be collateral for the Obligations and shall be held in trust for the benefit, and as the property, of Lender, (ii) such amounts shall not be commingled with any other funds or property of Borrower or Manager, and (iii) Borrower or Manager, as applicable shall deposit such amounts in the applicable Property Account or Clearing Account on a daily basis.

(w)	The defined term “Base Management Fees” as provided in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

shall mean the base property management fees (i.e. based on a fixed percentage of revenues and not on the basis of any override or profit participation) for property management (as opposed to asset management) services provided to the Individual Properties and actually payable to Manager under the Management Agreements, but such fees, for any Manager, shall not exceed four percent (4.0%) of the monthly Adjusted Operating Income for the Individual Properties managed by such Manager and all such fees payable to all Managers in the aggregate shall not exceed four percent (4.0%) of the monthly Adjusted Operating Income for the Properties; provided, however, that any portion of the Base Management Fees in excess of three percent (3%) (the “Subordinated Portion of the Base Management Fees”) shall be payable only to the extent that (1) no Triggering Period has occurred and is then continuing; and (2) there is sufficient Available Cash to pay such amount (which amount will then be paid out of such Available Cash and from no other source) for the Individual

Properties managed by such Manager. Notwithstanding anything to the contrary contained herein, if the Subordinated Portion of the Base Management Fees shall be due to Managers pursuant to the terms set forth herein, such Subordinated Portion of the Base Management Fees shall accrue but shall not be payable to the Managers until such time as (x) the Borrower has reserved in the Future PIP Reserve Account a cash deposit in an amount equal to all outstanding Future PIP Reserve Funds guaranteed by that certain Payment Guaranty (PIP Reserve Funds), dated on or about February 27, 2015, by American Realty Capital Hospitality Trust, Inc., a Maryland corporation, for the benefit of Lender (the “Guaranteed PIP Funds”), or (y) Borrower shall have completed all PIP Work and paid all Approved Future PIP Expenses in connection with the Guaranteed PIP Funds with the Future PIP Reserve Funds in accordance with the Loan Documents or as otherwise agreed to by Lender.

(x)	The defined term “Qualified IPO” as provided in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

shall mean transfers of direct or indirect ownership interests in the direct owner of the most junior Mezzanine Borrower pursuant to (i) an initial public offering directly or indirectly involving such entity which is listed on the New York Stock Exchange or another nationally or internationally recognized stock exchange or is quoted on a national quotation system, or (ii) the listing of American Realty Capital Hospitality Trust, Inc.’s common stock on the New York Stock Exchange or another nationally or internationally recognized stock exchange.

(y)	Section 7.2(g)(iv) of the Loan Agreement is hereby deleted in its entirety.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Assumption and Release Agreement as of the day and year first above written.

ORIGINAL BORROWER: W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company

By:	WNT Mezz I, LLC, its Manger

	By:	/s/ Greg Fay
	Name:	Greg Fay
	Title:	Manager

W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership

By:	W2007 Equity Inns Realty Gen-Par, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Greg Fay
	Name:	Greg Fay
	Title:	Manager

[Signatures continue on next page]

NEW BORROWER:
ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I BHGL OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I PXGL OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

[Signatures continue on next page]

ARC HOSPITALITY PORTFOLIO I GBGL OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I NFGL OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I MBGL 1000 OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I MBGL 950 OWNER, LLC, a Delaware limited liability company

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

[Signatures continue on next page]

ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership

By:	ARC Hospitality Portfolio I NTC Owner GP, LLC, a Delaware limited liability company

	By:	/s/ Jonathan Mehlman
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership

By:	ARC Hospitality Portfolio I NTC Owner GP, LLC, a Delaware limited liability company

	By:	/s/ Jonathan Mehlman
	Name:	Jonathan Mehlman
	Title:	CEO and President

ARC HOSPITALITY PORTFOLIO I SAGL OWNER, LP, a Delaware limited partnership

By:	ARC Hospitality Portfolio I NTC Owner GP, LLC, a Delaware limited liability company

	By:	/s/ Jonathan Mehlman
	Name:	Jonathan Mehlman
	Title:	CEO and President

[Signatures continue on next page]

LENDER: U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

By:	KeyBank National Association

Its:	Master Servicer
	By:	Berkadia Commercial Mortgage LLC, a Delaware limited liability company

	Its:	Subservicer

	By:	/s/ Gary A. Routzahn
	Name:	Gary A. Routzahn
Authorized Representative

[Signatures continue on next page]

ORIGINAL GUARANTOR:

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

	By:	/s/ Peter Weidman
	Name:	Peter Weidman
	Title:	Vice President

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner
	By:	/s/ Peter Weidman
	Name:	Peter Weidman
	Title:	Vice President

[Signatures continue on next page]

NEW GUARANTOR:

AMERICAN REALTY CAPITAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	American Realty Capital Hospitality Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Jonathan Mehlman
	Name:	Jonathan Mehlman
	Title:	CEO and President

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC., a Maryland corporation

By:	/s/ Jonathan Mehlman
Name:	Jonathan Mehlman
Title:	CEO and President

[Signatures continue on next page]

WHITEHALL STREET GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

	By:	/s/ Peter Weidman
	Name:	Peter Weidman
	Title:	Vice President

WHITEHALL PARALLEL GLOBAL REAL ESTATE LIMITED PARTNERSHIP 2007, a Delaware limited partnership

By:	WH Advisors, L.L.C. 2007, a Delaware limited liability company, its General Partner

	By:	/s/ Peter Weidman
	Name:	Peter Weidman
	Title	Vice President

SCHEDULE I

Reserve Balances

Immediately prior to the Effective Date:

Tax Account:	$310,574.59
Insurance Account:	$0.00
Required Repairs Account:	$139,174.88
Scheduled PIP Reserve Account	$0.00
Ground Rent Account:	$0.00
FF&E Reserve Account:	$0.00
Casualty and Condemnation Account:	$0.00
Cash Collateral Account	$0.00
Total Balance of Accounts:	$449,749.47

SCHEDULE II

Mortgage, Assignment of Leases and Mortgage Assumptions

1. Courtyard Asheville, One Buckstone Place, Asheville, NC 28805

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

2. Courtyard Athens Downtown, 166 North Finley Street, Athens, GA 30601

a. DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

3. Courtyard Bowling Green Convention Center, 1010 Wilkinson Trace, Bowling Green, KY 42104

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

4. Courtyard Chicago Elmhurst/Oakbrook Area, 370 North IL Route 83, Elmhurst, Il 60126

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

5. Courtyard Gainesville, 3700 SW 42nd Street, Gainesville, FL 32608

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

6. Courtyard Jacksonville Airport Northeast, 14668 Duval Road, Jacksonville, FL 32218

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

7. Courtyard Knoxville Cedar Bluff, 216 Langley Place, Knoxville, TN 37922

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

8. Courtyard Lexington South/Hamburg Place, 1951 Pleasant Ridge, Lexington, KY 40509

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

9. Courtyard Louisville Downtown, 100 South Second Street, Louisville, KY40202

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

10. Courtyard Mobile, 1000 West I-65 Service Road, Mobile, AL 36609

a. LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I MBGL 1000 OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

11. Courtyard Orlando Altamonte Springs/Maitland, 1750 Pembrook Drive, Orlando, FL 32810

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

12. Courtyard Sarasota Bradenton Airport, 850 University Parkway, Sarasota, FL 34234

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

13. Courtyard Tallahassee North/I-10 Capital Circle, 1972 Raymond Diehl Road, Tallahassee, FL 32308

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

14. Embassy Suites Orlando International Drive/Jamaican Court, 8250 Jamaican Court, Orlando, FL 32819

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

15. Fairfield Inn & Suites Atlanta Vinings, 2450 Paces Ferry Road, Atlanta , GA 30339

a. DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

16. Hampton Inn & Suites Nashville/Franklin (Cool Springs), 7141 South Springs Drive, Franklin, TN 37067

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

17. Hampton Inn & Suites Boynton Beach, 1475 West Gateway Boulevard, Boynton Beach, FL 33426

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

18. Hampton Inn Albany – Wolf Road (Airport), 10 Ulenski Drive, Albany, NY 12005

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

19. Hampton Inn Baltimore/Glen Burnie, 6617 Ritchie Highway, Glen Burnie, MD 21061

a. LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I GBGL OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

20. Hampton Inn Beckley, 110 Harper Park Drive, Beckley, WV 25801

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

21. Hampton Inn Birmingham/Mountain Brook, 2731 US Highway 280, Birmingham, AL 35223

a. LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I BHGL OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

22. Hampton Inn Boca Raton, 1455 Yamato Road, Boca Raton, FL 33431

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

23. Hampton Inn Boston/Peabody, 59 Newbury Street Route 1 North, Peabody, MA 01960

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

24. Hampton Inn Charleston – Airport/Coliseum, 4701 Saul White Boulevard North, Charleston, SC 29418

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

25. Hampton Inn Chattanooga-Airport/I-75, 7013 Shallowford Road, Chattanooga, TN 37421

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

26. Hampton Inn Chicago/Gurnee, 5550 Grand Avenue, Gurnee, IL 60031

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

27. Hampton Inn Cleveland/Westlake, 29690 Detroit Road, Westlake, OH 44145

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

28. Hampton Inn and Suites Colorado Springs Air Force Academy I-25 North, 7245 Commerce Center Drive, Colorado Springs, CO 80919

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

29. Hampton Inn Columbia – I-26 Airport, 1094 Chris Drive, West Columbia, SC 29169

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

30. Hampton Inn Columbus – Airport, 5585 Whitesville Road, Columbus, GA 31904

a. DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

31. Hampton Inn Columbus/Dublin, 3920 Tuller Road, Dublin, OH 43017

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

32. Hampton Inn Deerfield Beach, 660 West Hillsboro Boulevard, Deerfield Beach, FL 33441

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

33. Hampton Inn Detroit/Madison Heights/South Troy, 32420 Stephenson Highway, Madison Heights, MI 48071

a. MORTGAGE, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES AND RENTS, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

d. ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES AND RENTS, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

34. Hampton Inn Detroit/Northville, 20600 Haggerty Road, Northville, MI 48167

a. MORTGAGE, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES AND RENTS, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

d. ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES AND RENTS, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

35. Hampton Inn Fayetteville I-95, 1922 Cedar Creek Road, Fayetteville, NC 28312

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

36. Hampton Inn Charlotte/Gastonia, 1859 Remount Road, Gastonia, NC 28054

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

37. Hampton Inn Grand Rapids – North, 500 Center Drive, Grand Rapids, MI 49544

a. MORTGAGE, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES AND RENTS, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

d. ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES AND RENTS, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

38. Hampton Inn Kansas City/Overland Park, 10591 Metcalf Frontage Road, Overland Park, KS 66212

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

39. Hampton Inn Kansas City – Airport, 11212 North Newark Circle, Kansas City, MO 64153

a. FUTURE ADVANCES DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF FUTURE ADVANCES DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

40. Hampton Inn Memphis-Poplar, 5320 Poplar Avenue, Memphis, TN 38119

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

41. Hampton Inn Morgantown, 1053 Van Voorhis Road, Morgantown, WV 26505

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

42. Hampton Inn Norfolk-Naval Base, 8501 Hampton Boulevard, Norfolk, VA 23505

a. LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among

W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NFGL OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

43. Hampton Inn Palm Beach Gardens, 4001 RCA Boulevard, Palm Beach Gardens, FL 33410

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

44. Hampton Inn Pickwick Dam at Shiloh Falls, 90 Old South Road, Counce, TN 38326

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

45. Hampton Inn Scranton at Montage Mountain, 22 Montage Mountain Road, Scranton, PA 18507

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

46. Hampton Inn St. Louis/Westport, 2454 Old Dorsett Road, Maryland Heights, MO 63043

a. FUTURE ADVANCES DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF FUTURE ADVANCES DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

47. Hampton Inn State College, 1101 East College Avenue, State College, PA 16801

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

48. Hampton Inn West Palm Beach Florida Turnpike, 2025 Vista Parkway, West Palm Beach, FL 33411

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

49. Holiday Inn Charleston Mt. Pleasant, 250 Johnny Dodds Boulevard, Mount Pleasant, SC 29464

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

50. Holiday Inn Express and Suites: Kendall East-Miami, 11520 SW 88th Street, Miami, FL 33176

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

51. Homewood Suites by Hilton Boston – Peabody, 57 Newbury Street, Boston, MA 01960

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

52. Homewood Suites by Hilton Chicago – Downtown, 40 East Grand Avenue, Chicago, IL 60611

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

53. Homewood Suites by Hilton Hartford/Windsor Locks, 65 Ella Grasso Turnpike, Windsor Locks, CT 06096

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

54. Homewood Suites by Hilton Memphis-Germantown, 7855 Wolf River Boulevard, Germantown, TN 38138

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

55. Homewood Suites by Hilton Phoenix – Biltmore, 2001 East Highland Avenue, Phoenix, AZ 85016

a. LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I PXGL OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

56. Hyatt Place Albuquerque/Uptown, 6901 Arvada North East, Albuquerque, NM 87110

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

57. Hyatt Place Baltimore/BWI Airport, 940 International Drive, Linthicum Heights, MD 21090

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

58. Hyatt Place Baton Rouge/I-10, 6080 Bluebonnet Boulevard, Baton Rouge, LA 70809

a. MULTIPLE INDEBTEDNESS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MULTIPLE INDEBTEDNESS MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

59. Hyatt Place Birmingham/Hoover, 2980 John Hawkins Parkway, Birmingham, AL 35244

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

60. Hyatt Place Cincinnati Blue Ash, 11435 Reed Hartman Highway, Blue Ash, OH 45241

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

61. Hyatt Place Columbus/Worthington, 7490 Vantage Drive, Columbus, OH 43235

a. OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF OPEN-END MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

62. Hyatt Place Indianapolis/Keystone, 9104 Keystone Crossing, Indianapolis, IN 46240

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

63. Hyatt Place Kansas City/Overland Park/Metcalf, 6801 West 112th Street, Overland Park, KS 66211

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

64. Hyatt Place Las Vegas, 4520 Paradise Road, Las Vegas, NV 89109

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

65. Hyatt Place Memphis/Wolfchase Galleria, 7905 Giacosa Place, Memphis, TN 38133

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

66. Hyatt Place Miami Airport—West/Doral, 3655 NW 82nd Avenue, Miami, FL 33166

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

67. Hyatt Place Minneapolis Airport-South, 7800 International Drive, Bloomington, MN 55425

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

68. Hyatt Place Nashville/Franklin/Cool Springs, 650 Bakers Bridge Avenue, Franklin, TN 37067

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

69. Hyatt Place Richmond/Innsbrook, 4100 Cox Road, Glen Allen, VA 23060

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

70. Hyatt Place Tampa Airport/Westshore, 4811 West Main Street, Tampa Airport/Westshore, FL 33607

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

71. Residence Inn Tampa North/I-75 Fletcher, 13420 North Telecom Parkway, Tampa, FL 33637

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

72. Residence Inn Boise Downtown, 1401 Lusk Avenue, Boise, ID 83706

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

73. Residence Inn Chattanooga Downtown, 215 Chestnut Street, Chattanooga, TN 37402

a. FEE AND LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF FEE AND LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

74. Residence Inn Fort Myers, 2960 Colonial Boulevard, Fort Myers, FL 33912

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

75. Residence Inn Knoxville Cedar Bluff, 215 Langley Place at North Peters Road, Knoxville, TN 37922

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

76. Residence Inn Lexington South/Hamburg Place, 2688 Pink Pigeon Parkway, Lexington, KY 40509

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

77. Residence Inn Los Angeles LAX/El Segundo, 2135 East El Segundo Boulevard, El Segundo, CA 90245

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

78. Residence Inn Macon, 3900 Sheraton Drive, Macon, GA 31210

a. DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

79. Residence Inn Mobile, 950 West I-65 Service Road S., Mobile , AL 36609

a. LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I MBGL 950 OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

80. Residence Inn Portland Downtown/Lloyd Center, 1710 NE Multnomah Street, Portland, OR 97232

a. LINE OF CREDIT INSTRUMENT, DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND FINANCING STATEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LINE OF CREDIT INSTRUMENT, DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND FINANCING STATEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

81. Residence Inn San Diego Rancho Bernardo, 12011 Scripps Highlands Drive, San Diego, CA 92131

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

82. Residence Inn Sarasota Bradenton, 1040 University Parkway, Sarasota, FL 34234

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

83. Residence Inn Savannah Midtown, 5710 White Bluff Road, Savannah, GA 31405

a. DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED TO SECURE DEBT, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

84. Residence Inn Tallahassee North/I-10 Capital Circle, 1880 Raymond Diehl Road, Tallahassee, FL 32308

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

85. Residence Inn Tampa Sabal Park/Brandon, 9719 Princess Palm Avenue, Tampa, FL 33619

a. AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT, AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

86. SpringHill Suites Grand Rapids North, 450 Center Drive, Grand Rapids, MI 49544

a. MORTGAGE, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES AND RENTS, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

d. ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES AND RENTS, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

87. SpringHill Suites Lexington Near the University of Kentucky, 863 S. Broadway, Lexington, KY 40504

a. MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I OWNER, LLC, a Delaware limited liability company, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

88. SpringHill Suites San Diego Rancho Bernardo, 12032 Scripps Highlands Drive, San Diego, CA 92131

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, SECURITY AGREEMENT AND FIXTURE FILING AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, LLC, a Delaware limited liability company, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

89. Courtyard Dallas Medical/Market Center, 2150 Market Center Blvd., Dallas, TX 75207

a. LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I DLGL OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

90. Fairfield Inn & Suites Dallas Medical/Market Center, 2110 Market Center Boulevard at Stemmons, Dallas, TX 75207

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

91. Hampton Inn Dallas – Addison, 4505 Beltway Drive, Addison, TX 75001

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

92. Hilton Garden Inn Austin/Round Rock, 2310 North IH35, Round Rock, TX 78681

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

93. Homewood Suites by Hilton San Antonio – Northwest, 4323 Spectrum One, San Antonio, TX 78230

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

94. SpringHill Suites Austin Round Rock, 2960 Hoppe Trail, Round Rock, TX 78681

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

95. SpringHill Suites Houston Hobby Airport, 7922 Mosley Road, Houston, TX 77061

a. DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I NTC OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

96.	SpringHill Suites San Antonio Medical Center, 3636 NW Loop 410, San Antonio, TX 78201

a. LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

b. ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of April 11, 2014, from W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, to GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as assigned to Lender.

c. ASSIGNMENT AND ASSUMPTION OF LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUE, AND SECURITY AGREEMENT AND ASSIGNMENT AND ASSUMPTION OF ASSIGNMENT OF LEASES, RENTS AND HOTEL REVENUES, dated as of the date hereof, by and among W2007 EQUITY INNS REALTY, L.P., a Delaware limited partnership, ARC HOSPITALITY PORTFOLIO I SAGL OWNER, LP, a Delaware limited partnership, and U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF EQTY 2014-INNS MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES.

SCHEDULE III

Operating Lease Agreements

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip

001	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Birmingham/Hoover	2980 John Hawkins Parkway	Birmingham, AL 35244

002	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Embassy Suites Orlando International Drive/Jamaican Court	8250 Jamaican Court	Orlando, FL 32819

003	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Miami Airport—West/Doral	3655 NW 82nd Avenue	Miami, FL 33166

004	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Tampa Airport/Westshore	4811 West Main Street	Tampa Airport/Westshore, FL 33607

005	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Fairfield Inn & Suites Atlanta Vinings	2450 Paces Ferry Road	Atlanta , GA 30339

006	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Homewood Suites by Hilton Chicago-Downtown	40 East Grand Avenue	Chicago, IL 60611

007	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Indianapolis/Keystone	9104 Keystone Crossing	Indianapolis, IN 46240

008	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Baton Rouge/I-10	6080 Bluebonnet Boulevard	Baton Rouge, LA 70809

009	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Baltimore/BWI Airport	940 International Drive	Linthicum Heights, MD 21090

010	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Albuquerque/Uptown	6901 Arvada North East	Albuquerque, NM 87110

011	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Cincinnati Blue Ash	11435 Reed Hartman Highway	Blue Ash, OH 45241

012	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Columbus/Worthington	7490 Vantage Drive	Columbus, OH 43235

013	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Memphis/Wolfchase Galleria	7905 Giacosa Place	Memphis, TN 38133

014	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Nashville/Franklin/Cool Springs	650 Bakers Bridge Avenue	Franklin, TN 37067

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
015	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Hyatt Place Richmond/Innsbrook	4100 Cox Road	Glen Allen, VA 23060

016	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Courtyard Lexington South/Hamburg Place	1951 Pleasant Ridge	Lexington, KY 40509

017	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Courtyard Louisville Downtown	100 South Second Street	Louisville, KY40202

018	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Residence Inn Lexington South/Hamburg Place	2688 Pink Pigeon Parkway	Lexington, KY 40509

019	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	SpringHill Suites Lexington Near the University of Kentucky	863 S. Broadway	Lexington, KY 40504

020	ARC Hospitality Portfolio I BHGL Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Birmingham/Mountain Brook	2731 US Highway 280	Birmingham, AL 35223

021	ARC Hospitality Portfolio I PXGL Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Homewood Suites by Hilton Phoenix-Biltmore	2001 East Highland Avenue	Phoenix, AZ 85016

022	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Colorado Springs Air Force Academy	7245 Commerce Center Drive	Colorado Springs, CO 80919

023	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Homewood Suites by Hilton Hartford/Windsor Locks	65 Ella Grasso Turnpike	Windsor Locks, CT 06096

024	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn & Suites Boynton Beach	1475 West Gateway Boulevard	Boynton Beach, FL 33426

025	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Boca Raton	1455 Yamato Road	Boca Raton, FL 33431

026	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Boca Raton – Deerfield Beach	660 West Hillsboro Boulevard	Deerfield Beach, FL 33441

027	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Palm Beach Gardens	4001 RCA Boulevard	Palm Beach Gardens, FL 33410

028	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn West Palm Beach Florida Turnpike	2025 Vista Parkway	West Palm Beach, FL 33411

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
029	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Chicago/Gurnee	5550 Grand Avenue	Gurnee, IL 60031

030	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Kansas City/Overland Park	10591 Metcalf Frontage Road	Overland Park, KS 66212

031	ARC Hospitality Portfolio I GBGL Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Baltimore/Glen Burnie	6617 Ritchie Highway	Glen Burnie, MD 21061

032	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Detroit/Madison Heights/South Troy	32420 Stephenson Highway	Madison Heights, MI 48071

033	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Detroit/Northville	20600 Haggerty Road	Northville, MI 48167

034	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn St. Louis/Westport	2454 Old Dorsett Road	Maryland Heights, MO 63043

035	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Albany-Wolf Road (Airport)	10 Ulenski Drive	Albany, NY 12005

036	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Cleveland/Westlake	29690 Detroit Road	Westlake, OH 44145

037	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Columbus/Dublin	3920 Tuller Road	Dublin, OH 43017

038	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Scranton at Montage Mountain	22 Montage Mountain Road	Scranton, PA 18507

039	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Kansas City-Airport	11212 North Newark Circle	Kansas City, MO 64153

040	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn State College	1101 East College Avenue	State College, PA 16801

041	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Charleston-Airport/Coliseum	4701 Saul White Boulevard North	Charleston, SC 29418

042	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Columbia—I-26 Airport	1094 Chris Drive	West Columbia, SC 29169

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
043	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Memphis-Poplar	5320 Poplar Avenue	Memphis, TN 38119

044	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Pickwick Dam—at Shiloh Falls	90 Old South Road	Counce, TN 38326

045	ARC Hospitality Portfolio I NFGL Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Norfolk-Naval Base	8501 Hampton Boulevard	Norfolk, VA 23505

046	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Beckley	110 Harper Park Drive	Beckley, WV 25801

047	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Morgantown	1053 Van Voorhis Road	Morgantown, WV 26505

048	ARC Hospitality Portfolio I MBGL 1000 Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Mobile	1000 West I-65 Service Road	Mobile, AL 36609

049	ARC Hospitality Portfolio I MBGL 950 Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Mobile	950 West I-65 Service Road S.	Mobile , AL 36609

050	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Gainesville	3700 SW 42nd Street	Gainesville, FL 32608

051	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Orlando Altamonte Springs/Maitland	1750 Pembrook Drive	Orlando, FL 32810

052	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Sarasota Bradenton Airport	850 University Parkway	Sarasota, FL 34234

053	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Tallahassee North/I-10 Capital Circle	1972 Raymond Diehl Road	Tallahassee, FL 32308

054	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Holiday Inn Express and Suites: Kendall East-Miami	11520 SW 88th Street	Miami, FL 33176

055	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Fort Myers	2960 Colonial Boulevard	Fort Myers, FL 33912

056	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Sarasota Bradenton	1040 University Parkway	Sarasota, FL 34234

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
057	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Tallahassee North/I-10 Capital Circle	1880 Raymond Diehl Road	Tallahassee, FL 32308

058	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Tampa Sabal Park/Brandon	9719 Princess Palm Avenue	Tampa, FL 33619

059	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Tampa North/I-75 Fletcher	13420 North Telecom Parkway	Tampa, FL 33637

060	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Athens Downtown	166 North Finley Street	Athens, GA 30601

061	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Macon	3900 Sheraton Drive	Macon, GA 31210

062	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Savannah Midtown	5710 White Bluff Road	Savannah, GA 31405

063	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Courtyard Knoxville Cedar Bluff	216 Langley Place	Knoxville, TN 37922

064	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Chattanooga Downtown	215 Chestnut Street	Chattanooga, TN 37402

065	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MCK TRS, LLC, a Delaware limited liability company	Residence Inn Knoxville Cedar Bluff	215 Langley Place at North Peters Road	Knoxville, TN 37922

066	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Courtyard Jacksonville Airport Northeast	14668 Duval Road	Jacksonville, FL 32218

067	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Residence Inn Boise Downtown	1401 Lusk Avenue	Boise, ID 83706

068	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Courtyard Chicago Elmhurst/Oakbrook Area	370 North IL Route 83	Elmhurst, Il 60126

069	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I TRS, LLC, a Delaware limited liability company	Courtyard Bowling Green Convention Center	1010 Wilkinson Trace	Bowling Green, KY 42104

070	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Hampton Inn Boston/Peabody	59 Newbury Street Route 1 North	Peabody, MA 01960

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
071	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Homewood Suites by Hilton Boston-Peabody	57 Newbury Street	Boston, MA 01960

072	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Hampton Inn Grand Rapids-North	500 Center Drive	Grand Rapids, MI 49544

073	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	SpringHill Suites Grand Rapids North	450 Center Drive	Grand Rapids, MI 49544

074	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Hyatt Place Minneapolis Airport-South	7800 International Drive	Bloomington, MN 55425

075	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Hyatt Place Las Vegas	4520 Paradise Road	Las Vegas, NV 89109

076	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Residence Inn Portland Downtown/Lloyd Center	1710 NE Multnomah Street	Portland, OR 97232

077	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Holiday Inn Charleston Mt. Pleasant	250 Johnny Dodds Boulevard	Mount Pleasant, SC 29464

078	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I MISC TRS, LLC, a Delaware limited liability company	Hampton Inn & Suites Nashville/Franklin (Cool Springs)	7141 South Springs Drive	Franklin, TN 37067

079	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Residence Inn Los Angeles LAX/El Segundo	2135 East El Segundo Boulevard	El Segundo, CA 90245

080	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Residence Inn San Diego Rancho Bernardo/Scripps Poway	12011 Scripps Highlands Drive	San Diego, CA 92131

081	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	SpringHill Suites San Diego Rancho Bernardo/Scripps Poway	12032 Scripps Highlands Drive	San Diego, CA 92131

082	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Fairfield Inn & Suites Dallas Medical/Market Center	2110 Market Center Boulevard at Stemmons	Dallas, TX 75207

083	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	SpringHill Suites Austin Round Rock	2960 Hoppe Trail	Round Rock, TX 78681

084	ARC Hospitality Portfolio I SAGL Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	SpringHill Suites San Antonio Medical Center/Northwest	3636 NW Loop 410	San Antonio, TX 78201

Lease #	Lessor	Lessee	Property Name	Property Address	City/St/Zip
085	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Courtyard Asheville	One Buckstone Place	Asheville, NC 28805

086	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership	Hampton Inn Charlotte/Gastonia	1859 Remount Road	Gastonia, NC 28054

087	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership	Hampton Inn Dallas -Addison	4505 Beltway Drive	Addison, TX 75001

088	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership	Homewood Suites by Hilton San Antonio-Northwest	4323 Spectrum One	San Antonio, TX 78230

089	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC HIL TRS, LP, a Delaware limited partnership	Hampton Inn Fayetteville I-95 10/25/2007	1922 Cedar Creek Road	Fayetteville, NC 28312

090	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I DEKS TRS, LLC, a Delaware limited liability company	Hyatt Place Kansas City/Overland Park/Metcalf	6801 West 112th Street	Overland Park, KS 66211

091	ARC Hospitality Portfolio I DLGL Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Courtyard Dallas Medical/Market Center	2150 Market Center Blvd.	Dallas, TX 75207

092	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	Hilton Garden Inn Austin/Round Rock	2310 North IH35	Round Rock, TX 78681

093	ARC Hospitality Portfolio I NTC Owner, LP, a Delaware limited partnership	ARC Hospitality Portfolio I NTC TRS, LP, a Delaware limited partnership	SpringHill Suites Houston Hobby Airport	7922 Mosley Road	Houston, TX 77061

094	ARC Hospitality Portfolio I Owner, LLC, a Delaware limited liability company	ARC Hospitality Portfolio I HIL TRS, LLC, a Delaware limited liability company	Hampton Inn Columbus-Airport Hampton Inn Chattanooga-Airport/I-75 Homewood Suites by Hilton Memphis-Germantown	5585 Whitesville Road 7013 Shallowford Road 7855 Wolf River Boulevard	Columbus, GA 31904 Chattanooga, TN 37421 Germantown, TN 38138

SCHEDULE IV

Management Agreements

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2

Courtyard Asheville	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Courtyard Athens Downtown	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Courtyard Bowling Green Convention Center	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Courtyard Chicago Elmhurst/Oakbrook Area	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	First Hospitality Group, Inc.

Courtyard Dallas Medical/Market Center	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor-Related Agreement – Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I TX Beverage Company, LLC
	Liquor-Related Agreement – Management Agreement	ARC Hospitality Portfolio I TX Beverage Company, LLC	Crestline Hotels & Resorts, LLC

Courtyard Gainesville	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.
Courtyard Jacksonville Airport Northeast	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Courtyard Knoxville Cedar Bluff	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Courtyard Lexington South/Hamburg Place	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, LLC

Courtyard Louisville Downtown	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, LLC

Courtyard Mobile	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Courtyard Orlando Altamonte Springs/Maitland	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Courtyard Sarasota Bradenton Airport	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Courtyard Tallahassee North/I-10 Capital Circle	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Embassy Suites Orlando International Drive/Jamaican Court	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Fairfield Inn & Suites Atlanta Vinings	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Fairfield Inn & Suites Dallas Medical/Market Center	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hampton Inn & Suites Boynton Beach	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Colorado Springs Air Force Academy	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn & Suites Nashville/Franklin (Cool Springs)	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Hampton Inn Albany-Wolf Road (Airport)	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Baltimore/Glen Burnie	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Beckley	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Birmingham/Mountain Brook	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Boca Raton	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Boca Raton – Deerfield Beach	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hampton Inn Boston/Peabody	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Hampton Inn Charleston-Airport/Coliseum	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Charlotte/Gastonia	Operator Agreement	ARC Hospitality Portfolio I NTC HIL TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Chattanooga-Airport/I-75	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Chicago/Gurnee	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Cleveland/Westlake	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Columbia—I-26 Airport	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Columbus/Dublin	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Columbus-Airport	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hampton Inn Dallas -Addison	Operator Agreement	ARC Hospitality Portfolio I NTC HIL TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Detroit/Madison Heights/South Troy	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Detroit/Northville	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Fayetteville I-95 10/25/2007	Operator Agreement	ARC Hospitality Portfolio I NTC HIL TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Grand Rapids-North	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Hampton Inn Kansas City/Overland Park	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Kansas City-Airport	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Memphis-Poplar	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Morgantown	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hampton Inn Norfolk-Naval Base	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Palm Beach Gardens	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Pickwick Dam—at Shiloh Falls	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn Scranton at Montage Mountain	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn St. Louis/Westport	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn State College	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC

Hampton Inn West Palm Beach Florida Turnpike	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC
Hilton Garden Inn Austin/Round Rock	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor-Related Agreement – Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I TX Beverage Company, LLC
	Liquor-Related Agreement – Management Agreement	ARC Hospitality Portfolio I TX Beverage Company, LLC	Crestline Hotels & Resorts, LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Holiday Inn Charleston Mt. Pleasant	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Holiday Inn Express and Suites: Kendall East-Miami	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Homewood Suites by Hilton Boston-Peabody	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

Homewood Suites by Hilton Chicago-Downtown	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Homewood Suites by Hilton Hartford/Windsor Locks	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suties Management LLC

Homewood Suites by Hilton Memphis-Germantown	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suties Management LLC

Homewood Suites by Hilton Phoenix-Biltmore	Operator Agreement	ARC Hospitality Portfolio I HIL TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suties Management LLC

Homewood Suites by Hilton San Antonio-Northwest	Operator Agreement	ARC Hospitality Portfolio I NTC HIL TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suties Management LLC

Hyatt Place Albuquerque/Uptown	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hyatt Place Baltimore/BWI Airport	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor Related Agreement—Occupancy Agreement	Crestline Hotels & Resorts, LLC	Crestline Hotels & Resorts, Inc.-Baltimore

Hyatt Place Baton Rouge/I-10	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Birmingham/Hoover	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Cincinnati Blue Ash	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	F&B Tenancy Agreement	ARC Hospitality Portfolio I TRS, LLC	Crestline Hotels Ohio BevCo, LLC

Hyatt Place Columbus/Worthington	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	F&B Tenancy Agreement	ARC Hospitality Portfolio I TRS, LLC	Crestline Hotels Ohio BevCo, LLC

Hyatt Place Indianapolis/Keystone	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Kansas City/Overland Park/Metcalf	Operator Agreement	ARC Hospitality Portfolio I DEKS TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor Related Agreement—F&B Management Agreement	ARC Hospitality Portfolio I KS TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Liquor Related Agreement—Sub-Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Las Vegas	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Hyatt Place Memphis/Wolfchase Galleria	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Miami Airport—West/Doral	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Minneapolis Airport-South	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	First Hospitality Group, Inc.

Hyatt Place Nashville/Franklin/Cool Springs	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Richmond/Innsbrook	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Hyatt Place Tampa Airport/Westshore	Operator Agreement	ARC Hospitality Portfolio I TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Residence Inn Boise Downtown	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Innventures IVI, LP
Residence Inn Chattanooga Downtown	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Residence Inn Fort Myers	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Knoxville Cedar Bluff	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Lexington South/Hamburg Place	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, LLC

Residence Inn Los Angeles LAX/El Segundo	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

Residence Inn Macon	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Mobile	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.
Residence Inn Portland Downtown/Lloyd Center	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Innventures IVI, LP

Residence Inn San Diego Rancho Bernardo/Scripps Poway	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
Residence Inn Sarasota Bradenton	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Savannah Midtown	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Tallahassee North/I-10 Capital Circle	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Tampa North/I-75 Fletcher	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

Residence Inn Tampa Sabal Park/Brandon	Operator Agreement	ARC Hospitality Portfolio I MCK TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.

SpringHill Suites Austin Round Rock	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor-Related Agreement – Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I TX Beverage Company, LLC
	Liquor-Related Agreement – Management Agreement	ARC Hospitality Portfolio I TX Beverage Company, LLC	Crestline Hotels & Resorts, LLC

SpringHill Suites Grand Rapids North	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, LP
SpringHill Suites Houston Hobby Airport	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor-Related Agreement – Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I TX Beverage Company, LLC
	Liquor-Related Agreement – Management Agreement	ARC Hospitality Portfolio I TX Beverage Company, LLC	Crestline Hotels & Resorts, LLC

HOTEL NAME	AGREEMENT TYPE	SIGNATORY 1	SIGNATORY 2
SpringHill Suites Lexington Near the University of Kentucky	Operator Agreement	ARC Hospitality Portfolio I MISC TRS, LLC	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, LLC

SpringHill Suites San Antonio Medical Center/Northwest	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC
	Liquor-Related Agreement – Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	ARC Hospitality Portfolio I TX Beverage Company, LLC
	Liquor-Related Agreement – Management Agreement	ARC Hospitality Portfolio I TX Beverage Company, LLC	Crestline Hotels & Resorts, LLC

SpringHill Suites San Diego Rancho Bernardo/Scripps Poway	Operator Agreement	ARC Hospitality Portfolio I NTC TRS, LP	American Realty Capital Hospitality Grace Portfolio, LLC
	Management Agreement	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC

EXHIBIT A-1

Legal Description of Real Property

(see attached)

EXHIBIT A-2

Description of Ground Leases

AMENDMENT TO SCHEDULE VIII

ADDITIONAL GROUND LEASE DOCUMENTS

Property	Additional Ground Lease Documents

Hampton Inn Birmingham (Mountain Brook), AL

•       Consent of Landlord by S&S Associates LLC and New Owners, Vestavia LLC as Tenants in Common

•       Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I BHGL Owner, LLC

•       Unconditional & Irrevocable Guaranty, by American Realty Capital Hospitality Trust, Inc. in favor of S&S Associates LLC and New Owners, Vestavia LLC as Tenants in Common

Homewood Suites, Phoenix, AZ	• Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I PXGL Owner, LLC

Hampton Inn, Norfolk, VA

•       Ground Lease Consent to Assignment and Sublease and Estoppel, dated as of January 21, 2015, between Glenwood Square Shopping Center Associates, L.L.C. and ARC Hospitality Portfolio I NFGL Owner, LLC

•       Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I NFGL Owner, LLC

•       Guaranty of Lease, made as of the [27th day of February 2015], by American Realty Capital Hospitality Operating Partnership, L.P., in favor of Glenwood Square Shopping Center Associates, L.L.C.

Courtyard, Dallas, TX

•       Consent to Assignment, Sublease, Management Agreement, Sub-Management Agreement, Concession Agreement and Alcohol Services Agreement and Amendment to Ground Lease, dated as of [February 27, 2015] by Istar Dallas GL LLP, W2007 Equity Inns Realty, LP, ARC Hospitality Portfolio I DLGL Owner, LP, American Realty Capital Hospitality Grace Portfolio, LLC, Crestline Hotels & Resorts, LLC and ARC Hospitality Portfolio I TX Beverage Company, LLC

•       Guaranty of Lease dated February 27, 2015 by American Realty Capital Hospitality Trust, Inc. to Istar Dallas GL LLP

•       Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LP in favor of ARC Hospitality Portfolio I DLGL Owner, LP

Residence Inn, Mobile, AL	• Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I MGBL 950 Owner, LLC

Courtyard, Mobile, AL	• Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I MGBL 1000 Owner, LLC

Springhill Suites, San Antonio, TX

•       Consent to Assignment and Assumption of Lease, made and entered into as of the 31st day of December, 2014, by and between Crossroads Mall Partners, Ltd, W2007 Equity Inns Realty, L.P. and ARC Hospitality Portfolio I SAGL Owner, LP

•       Assignment and Assumption of Ground Lease, dated February 27, 2015, by W2007 Equity Inns Realty, LP in favor of ARC Hospitality Portfolio I SAGL Owner, LP

•       Guaranty, dated as of [February 27, 2015], by American Realty Capital Hospitality Trust, Inc. in favor of Crossroads Mall Partners, Ltd.

• Consent to Sublease dated as of January 27, 2015 by and between Crossroads Mall Partners, Ltd, ARC Hospitality Portfolio I SAGL Owner, LP, and ARC Hospitality Portfolio I NTC TRS, LP

Hampton Inn, Baltimore (Glen Burnie), MD

•       Lease Assignment and Assumption Agreement, dated [February 27, 2015], by Governor Plaza Associates, Federal Realty Investment Trust, W2007 Equity Inns Realty, LLC, ARC Hospitality Portfolio I GBGL Owner, LLC, ARC Hospitality Portfolio I HIL TRS, LLC, and American Realty Capital Hospitality Trust, Inc.

•       Assignment and Assumption of Ground Lease, dated [February 27, 2015], by W2007 Equity Inns Realty, LLC in favor of ARC Hospitality Portfolio I GBGL Owner, LLC

•       Guaranty, dated as of [February 27, 2015], by American Realty Capital Hospitality Trust, Inc. in favor of Governor Plaza Associates and Federal Realty Investment Trust

EXHIBIT B

Individual Properties and Allocated Loan Amounts

Individual Property Name	Allocated Loan Amount
Hampton Inn Morgantown	9,039,931
Hampton Inn Beckley	11,063,797
Hyatt Place Richmond Innsbrook	5,329,512
Hampton Inn Norfolk-Naval Base	2,563,563
Fairfield Inn & Suites by Marriott Dallas Medical Market Center	6,447,614
Courtyard by Marriott Dallas Medical Market Center	12,480,502
SpringHill Suites by Marriott Austin Round Rock	5,801,747
Hilton Garden Inn Austin Round Rock	8,432,772
SpringHill Suites by Marriott San Antonio Medical Center Northwest	3,912,806
SpringHill Suites by Marriott Houston Hobby Airport	7,825,612
Hampton Inn Dallas-Addison	6,678,755
Homewood Suites by Hilton San Antonio-Northwest	9,782,015
Hampton Inn & Suites Nashville Franklin Cool Springs	13,964,670
Courtyard by Marriott Knoxville Cedar Bluff	7,555,764
Residence Inn by Marriott Chattanooga Downtown	7,420,839
Residence Inn by Marriott Knoxville Cedar Bluff	6,948,604
Hyatt Place Nashville Franklin Cool Springs	10,119,326
Hyatt Place Memphis Wolfchase Galleria	6,948,604
Homewood Suites by Hilton Memphis-Germantown	5,127,125
Hampton Inn Memphis-Poplar	8,635,158
Hampton Inn Pickwick Dam at Shiloh Falls	1,416,706
Hampton Inn Chattanooga Airport I-75	2,986,031
Hampton Inn Columbia I-26 Airport	3,642,957
Hampton Inn Charleston-Airport Coliseum	2,493,889
Holiday Inn Charleston Mount Pleasant	7,150,990
Hampton Inn Scranton at Montage Mountain	7,690,688
Hampton Inn State College	7,825,612
Residence Inn by Marriott Portland Downtown Lloyd Center	21,925,207
Hyatt Place Columbus Worthington	5,801,747
Hyatt Place Cincinnati Blue Ash	4,587,428
Hampton Inn Columbus Dublin	7,623,226

Hampton Inn Cleveland-Westlake	8,365,310
Hampton Inn Albany-Wolf Road (Airport)	11,198,721
Hyatt Place Las Vegas	12,345,578
Hyatt Place Albuquerque Uptown	10,119,326
Courtyard by Marriott Asheville	8,635,158
Hampton Inn Fayetteville I-95	3,527,940
Hampton Inn Charlotte-Gastonia	6,881,142
Hampton Inn St. Louis Westport	5,194,587
Hampton Inn Kansas City-Airport	6,341,444
Hyatt Place Minneapolis Airport-South	8,230,385
SpringHill Suites by Marriott Grand Rapids North	7,285,915
Hampton Inn Grand Rapids-North	8,095,461
Hampton Inn Detroit Madison Heights South Troy	8,230,385
Hampton Inn Detroit Northville	6,071,596
Hyatt Place Baltimore BWI Airport	6,746,217
Hampton Inn Baltimore Glen Burnie	1,821,479
Homewood Suites by Hilton Boston-Peabody	6,206,520
Hampton Inn Boston Peabody	9,107,394
Hyatt Place Baton Rouge I-10	7,690,688
Residence Inn by Marriott Lexington South Hamburg Place	8,230,385
SpringHill Suites by Marriott Lexington Near the University of Kentucky	9,647,091
Courtyard by Marriott Louisville Downtown	18,214,787
Courtyard by Marriott Lexington South Hamburg Place	9,444,704
Courtyard by Marriott Bowling Green Convention Center	7,758,150
Hyatt Place Kansas City Overland Park Metcalf	5,464,436
Hampton Inn Kansas City Overland Park	2,493,889
Hyatt Place Indianapolis Keystone	7,758,150
Courtyard by Marriott Chicago Elmhurst Oakbrook Area	7,285,915
Homewood Suites by Hilton Chicago Downtown	44,784,930
Hampton Inn Chicago Gurnee	7,758,150
Residence Inn by Marriott Boise Downtown	5,869,209
Fairfield Inn & Suites by Marriott Atlanta Vinings	6,206,520
Residence Inn by Marriott Macon	3,710,420
Residence Inn by Marriott Savannah Midtown	5,262,050
Courtyard by Marriott Athens Downtown	6,004,134
Hampton Inn Columbus-Airport	1,703,143

Embassy Suites by Hilton Orlando—International Drive Jamaican Court	14,032,132
Residence Inn by Marriott Tampa North I-75 Fletcher	6,408,907
Courtyard by Marriott Orlando Altamonte Springs Maitland	8,905,007
Courtyard by Marriott Sarasota Bradenton Airport	5,936,671
Residence Inn by Marriott Sarasota Bradenton	6,948,604
Courtyard by Marriott Jacksonville Airport Northeast	3,467,113
Hampton Inn Palm Beach Gardens	14,167,057
Hampton Inn Boca Raton-Deerfield Beach	9,107,394
Hampton Inn & Suites Boynton Beach	19,496,568
Hampton Inn Boca Raton	9,714,553
Courtyard by Marriott Gainesville	8,365,310
Residence Inn by Marriott Tampa Sabal Park Brandon	8,095,461
Holiday Inn Express & Suites Kendall East	6,611,293
Hyatt Place Tampa Airport Westshore	11,738,418
Hyatt Place Miami Airport-West Doral	12,682,889
Homewood Suites by Hilton Hartford Windsor Locks	7,758,150
Hampton Inn Colorado Springs Central Air Force Academy	2,068,103
Residence Inn by Marriott Los Angeles LAX El Segundo	24,728,758
SpringHill Suites by Marriott San Diego Rancho Bernardo Scripps Poway	14,167,057
Residence Inn by Marriott San Diego Rancho Bernardo Scripps Poway	16,821,306
Homewood Suites by Hilton Phoenix-Biltmore	11,603,494
Residence Inn by Marriott Mobile	4,506,694
Courtyard by Marriott Mobile	3,575,495
Hyatt Place Birmingham Hoover	6,543,831
Hampton Inn Birmingham Mountain Brook	5,869,209
Residence Inn by Marriott Tallahassee North I-10 Capital Circle	6,948,604
Courtyard by Marriott Tallahassee North I-10 Capital Circle	7,285,915
Residence Inn by Marriott Ft Myers	5,801,747
Hampton Inn West Palm Beach Florida Turnpike	11,873,343

EXHIBIT C

Original Mezzanine Loan Allocated Loan Amounts

Individual Property Name	Allocated Loan Amount
Hampton Inn Morgantown	1,160,037
Hampton Inn Beckley	1,419,747
Hyatt Place Richmond Innsbrook	683,903
Hampton Inn Norfolk-Naval Base	328,966
Fairfield Inn & Suites by Marriott Dallas Medical Market Center	827,382
Courtyard by Marriott Dallas Medical Market Center	1,601,544
SpringHill Suites by Marriott Austin Round Rock	744,502
Hilton Garden Inn Austin Round Rock	1,082,124
SpringHill Suites by Marriott San Antonio Medical Center Northwest	502,106
SpringHill Suites by Marriott Houston Hobby Airport	1,004,212
Hampton Inn Dallas-Addison	857,043
Homewood Suites by Hilton San Antonio-Northwest	1,255,264
Hampton Inn & Suites Nashville Franklin Cool Springs	1,791,998
Courtyard by Marriott Knoxville Cedar Bluff	969,584
Residence Inn by Marriott Chattanooga Downtown	952,270
Residence Inn by Marriott Knoxville Cedar Bluff	891,671
Hyatt Place Nashville Franklin Cool Springs	1,298,549
Hyatt Place Memphis Wolfchase Galleria	891,671
Homewood Suites by Hilton Memphis-Germantown	657,932
Hampton Inn Memphis-Poplar	1,108,095
Hampton Inn Pickwick Dam at Shiloh Falls	181,797
Hampton Inn Chattanooga Airport I-75	383,178
Hampton Inn Columbia I-26 Airport	467,478
Hampton Inn Charleston-Airport Coliseum	320,025
Holiday Inn Charleston Mount Pleasant	917,642
Hampton Inn Scranton at Montage Mountain	986,898
Hampton Inn State College	1,004,212
Residence Inn by Marriott Portland Downtown Lloyd Center	2,813,524
Hyatt Place Columbus Worthington	744,502
Hyatt Place Cincinnati Blue Ash	588,676
Hampton Inn Columbus Dublin	978,241
Hampton Inn Cleveland-Westlake	1,073,467

Hampton Inn Albany-Wolf Road (Airport)	1,437,061
Hyatt Place Las Vegas	1,584,230
Hyatt Place Albuquerque Uptown	1,298,549
Courtyard by Marriott Asheville	1,108,095
Hampton Inn Fayetteville I-95	452,718
Hampton Inn Charlotte-Gastonia	883,014
Hampton Inn St. Louis Westport	666,589
Hampton Inn Kansas City-Airport	813,758
Hyatt Place Minneapolis Airport-South	1,056,153
SpringHill Suites by Marriott Grand Rapids North	934,956
Hampton Inn Grand Rapids-North	1,038,839
Hampton Inn Detroit Madison Heights South Troy	1,056,153
Hampton Inn Detroit Northville	779,130
Hyatt Place Baltimore BWI Airport	865,700
Hampton Inn Baltimore Glen Burnie	233,739
Homewood Suites by Hilton Boston-Peabody	796,444
Hampton Inn Boston Peabody	1,168,694
Hyatt Place Baton Rouge I-10	986,898
Residence Inn by Marriott Lexington South Hamburg Place	1,056,153
SpringHill Suites by Marriott Lexington Near the University of Kentucky	1,237,950
Courtyard by Marriott Louisville Downtown	2,337,389
Courtyard by Marriott Lexington South Hamburg Place	1,211,979
Courtyard by Marriott Bowling Green Convention Center	995,555
Hyatt Place Kansas City Overland Park Metcalf	701,217
Hampton Inn Kansas City Overland Park	320,025
Hyatt Place Indianapolis Keystone	995,555
Courtyard by Marriott Chicago Elmhurst Oakbrook Area	934,956
Homewood Suites by Hilton Chicago Downtown	5,746,968
Hampton Inn Chicago Gurnee	995,555
Residence Inn by Marriott Boise Downtown	753,159
Fairfield Inn & Suites by Marriott Atlanta Vinings	796,444
Residence Inn by Marriott Macon	476,135
Residence Inn by Marriott Savannah Midtown	675,246
Courtyard by Marriott Athens Downtown	770,473
Hampton Inn Columbus-Airport	218,554

Embassy Suites by Hilton Orlando—International Drive Jamaican Court	1,800,655
Residence Inn by Marriott Tampa North I-75 Fletcher	822,415
Courtyard by Marriott Orlando Altamonte Springs Maitland	1,142,723
Courtyard by Marriott Sarasota Bradenton Airport	761,816
Residence Inn by Marriott Sarasota Bradenton	891,671
Courtyard by Marriott Jacksonville Airport Northeast	444,913
Hampton Inn Palm Beach Gardens	1,817,969
Hampton Inn Boca Raton-Deerfield Beach	1,168,694
Hampton Inn & Suites Boynton Beach	2,501,872
Hampton Inn Boca Raton	1,246,607
Courtyard by Marriott Gainesville	1,073,467
Residence Inn by Marriott Tampa Sabal Park Brandon	1,038,839
Holiday Inn Express & Suites Kendall East	848,386
Hyatt Place Tampa Airport Westshore	1,506,317
Hyatt Place Miami Airport-West Doral	1,627,515
Homewood Suites by Hilton Hartford Windsor Locks	995,555
Hampton Inn Colorado Springs Central Air Force Academy	265,387
Residence Inn by Marriott Los Angeles LAX El Segundo	3,173,286
SpringHill Suites by Marriott San Diego Rancho Bernardo Scripps Poway	1,817,969
Residence Inn by Marriott San Diego Rancho Bernardo Scripps Poway	2,158,572
Homewood Suites by Hilton Phoenix-Biltmore	1,489,003
Residence Inn by Marriott Mobile	578,316
Courtyard by Marriott Mobile	458,821
Hyatt Place Birmingham Hoover	839,729
Hampton Inn Birmingham Mountain Brook	753,159
Residence Inn by Marriott Tallahassee North I-10 Capital Circle	891,671
Courtyard by Marriott Tallahassee North I-10 Capital Circle	934,956
Residence Inn by Marriott Ft Myers	744,502
Hampton Inn West Palm Beach Florida Turnpike	1,523,621

EXHIBIT D

Required Repairs

NONE.

EXHIBIT E

Organizational Chart of New Borrower

EXHIBIT F

Intellectual Property/Websites

Borrower	Asset Name	Domain Name	Hosting Expiration Date	Domain Expiration Date	Account Holder
ARC Hospitality Portfolio I Owner, LLC	Homewood Suites Chicago	www.homewoodsuiteschicago.com	4/10/2016	4/10/2016	First Hospitality
ARC Hospitality Portfolio I Owner, LLC	Embassy Suites Orlando	www.orlandoembassysuites.com		9/30/2016	Hilton
ARC Hospitality Portfolio I Owner, LLC	Hampton Inn Charleston	www.hamptoninncharlestonairport.com		4/19/2015	Hilton
ARC Hospitality Portfolio I NTC Owner, LP	Residence Inn San Diego	www.residenceinnhotelsandiego.com	Month-to-Month	2/10/2015	Huntington
ARC Hospitality Portfolio I NTC Owner, LP	SpringHill Suites San Diego	www.springhillsandiegohotel.com	Month-to-Month	2/10/2015	Huntington
ARC Hospitality Portfolio I NTC Owner, LP	Fairfield Inn & Suites Dallas	www.fairfieldinndallashotel.com	Month-to-Month	1/4/2015	Huntington
ARC Hospitality Portfolio I DLGL Owner, LP	Courtyard Dallas	www.courtyarddallashotel.com	Month-to-Month	1/4/2015	Huntington
ARC Hospitality Portfolio I Owner, LLC	Holiday Inn Charleston Mt. Pleasant	www.himtpleasant.com	12/31/2015	4/30/2017	Pillar

EXHIBIT G

Rent Roll

ENN Rent Roll

Asset	PMC	Lease	In or Noticed of Default	Annual Amount
Residence Inn Los Angeles	Huntington Pacific Hotels	ATM Cash Dispenser	No	based on # of transactions
Embassy Suites Orlando	Hilton	Plaza Resort Gift Shop	No	1,061
Hampton Inn Knoxville	Hilton	Parking Agreement	No	18,000
Embassy Suites Orlando	Hilton	Avis Budget	No	3,600
Courtyard Houston I-10 (ENN)	Huntington Hospitality Management	Parking Agreement	No	21,000
Embassy Suites Orlando	Hilton	Sterling Shuttle	No	1,200
Courtyard Louisville	Musselman Hotels	Riverside 307 Parking spaces	No	299,000 (YTD’13)
Fairfield Inn Atlanta Vinings	LinGate	Cell Tower	No	Immaterial
Hampton Inn Baltimore	Hilton	Cell Tower	No	Immaterial
Hampton Inn Knoxville	Hilton	Cell Tower	No	Immaterial
Hyatt Place Las Vegas	Pillar	Cell Tower	No	Immaterial
Hyatt Place Tampa Airport/Westshore	Pillar	Cell Tower	No	Immaterial
SpringHill Suites San Diego	Huntington	Cell Tower	No	Immaterial

EXHIBIT H

Franchise Agreements

SCHEDULE XII

FRANCHISE AGREEMENTS

No.	Brand	Asset Name and Address	Franchisor	Expiration
1.	Courtyard	Courtyard Asheville One Buckstone Place Asheville, NC 28805	Marriott International, Inc.	2/27/2030

2.	Courtyard	Courtyard Athens Downtown 166 North Finley Street Athens, GA 30601	Marriott International, Inc.	2/27/2030

3.	Courtyard	Courtyard Bowling Green Convention Center 1010 Wilkinson Trace Bowling Green, KY 42104	Marriott International, Inc.	2/27/2030

4.	Courtyard	Courtyard Chicago Elmhurst/Oakbrook Area 370 North IL Route 83 Elmhurst, IL 60126	Marriott International, Inc.	2/27/2030

5.	Courtyard	Courtyard Dallas Medical/Market Center 2150 Market Center Blvd. Dallas, TX 75207	Marriott International, Inc.	2/27/2030

6.	Courtyard	Courtyard Gainesville 3700 SW 42nd Street Gainesville, FL 32608	Marriott International, Inc.	2/27/2030

7.	Courtyard	Courtyard Jacksonville Airport Northeast 14668 Duval Road Jacksonville, FL 32218	Marriott International, Inc.	2/27/2030

8.	Courtyard	Courtyard Knoxville Cedar Bluff 216 Langley Place Knoxville, TN 37922	Marriott International, Inc.	2/27/2030

Schedule XIII-1	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
9.	Courtyard	Courtyard Lexington South/Hamburg Place 1951 Pleasant Ridge Lexington, KY 40509	Marriott International, Inc.	2/27/2030

10.	Courtyard	Courtyard Louisville Downtown 100 South Second Street Louisville, KY40202	Marriott International, Inc.	2/27/2030

11.	Courtyard	Courtyard Mobile 1000 West I-65 Service Road Mobile, AL 36609	Marriott International, Inc.	2/27/2030

12.	Courtyard	Courtyard Orlando Altamonte Springs/Maitland 1750 Pembrook Drive Orlando, FL 32810	Marriott International, Inc.	2/27/2030

13.	Courtyard	Courtyard Sarasota Bradenton Airport 850 University Parkway Sarasota, FL 34234	Marriott International, Inc.	2/27/2030

14.	Courtyard	Courtyard Tallahassee North/I-10 Capital Circle 1972 Raymond Diehl Road Tallahassee, FL 32308	Marriott International, Inc.	2/27/2030

15.	Embassy Suites	Embassy Suites Orlando International Drive/Jamaican Court 8250 Jamaican Court Orlando, FL 32819	Embassy Suites Franchise LLC	2/27/2030

16.	Fairfield Inn & Suites	Fairfield Inn & Suites Atlanta Vinings 2450 Paces Ferry Road Atlanta , GA 30339	Marriott International, Inc.	2/27/2030

17.	Fairfield Inn & Suites	Fairfield Inn & Suites Dallas Medical/Market Center 2110 Market Center Boulevard at Stemmons Dallas, TX 75207	Marriott International, Inc.	2/27/2030

Schedule XIII-2	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
18.	Hampton Inn & Suites	Hampton Inn & Suites Boynton Beach1475 West Gateway Boulevard Boynton Beach, FL 33426	Hampton Inns Franchise LLC	2/27/2030

19.	Hampton Inn	Hampton Inn Colorado Springs Air Force Academy 7245 Commerce Center Drive Colorado Springs, CO 80919	Hampton Inns Franchise LLC	10/31/2017

20.	Hampton Inn & Suites	Hampton Inn & Suites Nashville/Franklin (Cool Springs) 7141 South Springs Drive Franklin, TN 37067	Hampton Inns Franchise LLC	2/27/2030

21.	Hampton Inn	Hampton Inn Albany-Wolf Road (Airport) 10 Ulenski Drive Albany, NY 12005	Hampton Inns Franchise LLC	2/27/2030

22.	Hampton Inn	Hampton Inn Baltimore/Glen Burnie 6617 Ritchie Highway Glen Burnie, MD 21061	Hampton Inns Franchise LLC	2/27/2030

23.	Hampton Inn	Hampton Inn Beckley 110 Harper Park Drive Beckley, WV 25801	Hampton Inns Franchise LLC	2/27/2030

24.	Hampton Inn	Hampton Inn Birmingham/Mountain Brook 2731 US Highway 280 Birmingham, AL 35223	Hampton Inns Franchise LLC	2/27/2030

25.	Hampton Inn	Hampton Inn Boca Raton 1455 Yamato Road Boca Raton, FL 33431	Hampton Inns Franchise LLC	2/27/2030

26.	Hampton Inn	Hampton Inn Boca Raton – Deerfield Beach 660 West Hillsboro Boulevard Deerfield Beach, FL 33441	Hampton Inns Franchise LLC	2/27/2030

Schedule XIII-3	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
27.	Hampton Inn	Hampton Inn Boston/Peabody 59 Newbury Street Route 1 North Peabody, MA 01960	Hampton Inns Franchise LLC	2/27/2030

28.	Hampton Inn	Hampton Inn Charleston-Airport/Coliseum 4701 Saul White Boulevard North Charleston, SC 29418	Hampton Inns Franchise LLC	10/31/2017

29.	Hampton Inn	Hampton Inn Charlotte/Gastonia 1859 Remount Road Gastonia, NC 28054	Hampton Inns Franchise LLC	2/27/2030

30.	Hampton Inn	Hampton Inn Chattanooga-Airport/I-75 7013 Shallowford Road Chattanooga, TN 37421	Hampton Inns Franchise LLC	10/31/2017

31.	Hampton Inn	Hampton Inn Chicago/Gurnee 5550 Grand Avenue Gurnee, IL 60031	Hampton Inns Franchise LLC	2/27/2030

32.	Hampton Inn	Hampton Inn Cleveland/Westlake 29690 Detroit Road Westlake, OH 44145	Hampton Inns Franchise LLC	2/27/2030

33.	Hampton Inn	Hampton Inn Columbia—I-26 Airport 1094 Chris Drive West Columbia, SC 29169	Hampton Inns Franchise LLC	2/27/2030

34.	Hampton Inn	Hampton Inn Columbus/Dublin 3920 Tuller Road Dublin, OH 43017	Hampton Inns Franchise LLC	2/27/2030

35.	Hampton Inn	Hampton Inn Columbus-Airport 5585 Whitesville Road Columbus, GA 31904	Hampton Inns Franchise LLC	10/31/2017

36.	Hampton Inn	Hampton Inn Dallas -Addison 4505 Beltway Drive Addison, TX 75001	Hampton Inns Franchise LLC	2/27/2030

Schedule XIII-4	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
37.	Hampton Inn	Hampton Inn Detroit/Madison Heights/South Troy 32420 Stephenson Highway Madison Heights, MI 48071	Hampton Inns Franchise LLC	2/27/2030

38.	Hampton Inn	Hampton Inn Detroit/Northville 20600 Haggerty Road Northville, MI 48167	Hampton Inns Franchise LLC	2/27/2030

39.	Hampton Inn	Hampton Inn Fayetteville I-95 10/25/2007 1922 Cedar Creek Road Fayetteville, NC 28312	Hampton Inns Franchise LLC	12/31/2016

40.	Hampton Inn	Hampton Inn Grand Rapids-North 500 Center Drive Grand Rapids, MI 49544	Hampton Inns Franchise LLC	2/27/2030

41.	Hampton Inn	Hampton Inn Kansas City/Overland Park 10591 Metcalf Frontage Road Overland Park, KS 66212	Hampton Inns Franchise LLC	2/27/2030

42.	Hampton Inn	Hampton Inn Kansas City-Airport 11212 North Newark Circle Kansas City, MO 64153	Hampton Inns Franchise LLC	2/27/2030

43.	Hampton Inn	Hampton Inn Memphis-Poplar 5320 Poplar Avenue Memphis, TN 38119	Hampton Inns Franchise LLC	2/27/2030

44.	Hampton Inn	Hampton Inn Morgantown 1053 Van Voorhis Road Morgantown, WV 26505	Hampton Inns Franchise LLC	2/27/2030

45.	Hampton Inn	Hampton Inn Norfolk-Naval Base 8501 Hampton Boulevard Norfolk, VA 23505	Hampton Inns Franchise LLC	2/27/2030

46.	Hampton Inn	Hampton Inn Palm Beach Gardens 4001 RCA Boulevard Palm Beach Gardens, FL 33410	Hampton Inns Franchise LLC	2/27/2030

Schedule XIII-5	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
47.	Hampton Inn	Hampton Inn Pickwick Dam—at Shiloh Falls 90 Old South Road Counce, TN 38326	Hampton Inns Franchise LLC	2/27/2030

48.	Hampton Inn	Hampton Inn Scranton at Montage Mountain 22 Montage Mountain Road Scranton, PA 18507	Hampton Inns Franchise LLC	2/27/2030

49.	Hampton Inn	Hampton Inn St. Louis/Westport 2454 Old Dorsett Road Maryland Heights, MO 63043	Hampton Inns Franchise LLC	2/27/2030

50.	Hampton Inn	Hampton Inn State College 1101 East College Avenue State College, PA 16801	Hampton Inns Franchise LLC	2/27/2030

51.	Hampton Inn	Hampton Inn West Palm Beach Florida Turnpike 2025 Vista Parkway West Palm Beach, FL 33411	Hampton Inns Franchise LLC	2/27/2030

52.	Hilton Garden Inn	Hilton Garden Inn Austin/Round Rock 2310 North IH35 Round Rock, TX 78681	Hilton Garden Inns Franchise LLC	2/27/2030

53.	Holiday Inn	Holiday Inn Charleston Mt. Pleasant 250 Johnnie Dodds Boulevard Mount Pleasant, SC 29464	Holiday Hospitality Franchising, LLC	2/27/2030

54.	Holiday Inn Express and Suites	Holiday Inn Express and Suites: Kendall East-Miami 11520 SW 88th Street Miami, FL 33176	Holiday Hospitality Franchising, LLC	2/27/2030

55.	Homewood Suites by Hilton	Homewood Suites by Hilton Boston-Peabody 57 Newbury Street Boston, MA 01960	Homewood Suites Franchise LLC	2/27/2030

Schedule XIII-6	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
56.	Homewood Suites by Hilton	Homewood Suites by Hilton Chicago-Downtown 40 East Grand Avenue Chicago, IL 60611	Homewood Suites Franchise LLC	2/27/2030

57.	Homewood Suites by Hilton	Homewood Suites by Hilton Hartford/Windsor Locks 65 Ella Grasso Turnpike Windsor Locks, CT 06096	Homewood Suites Franchise LLC	2/27/2030

58.	Homewood Suites by Hilton	Homewood Suites by Hilton Memphis-Germantown 7855 Wolf River Boulevard Germantown, TN 38138	Homewood Suites Franchise LLC	2/27/2030

59.	Homewood Suites by Hilton	Homewood Suites by Hilton Phoenix-Biltmore 2001 East Highland Avenue Phoenix, AZ 85016	Homewood Suites Franchise LLC	2/27/2030

60.	Homewood Suites by Hilton	Homewood Suites by Hilton San Antonio-Northwest 4323 Spectrum One San Antonio, TX 78230	Homewood Suites Franchise LLC	2/27/2030

61.	Hyatt Place	Hyatt Place Albuquerque/Uptown 6901 Arvada North East Albuquerque, NM 87110	Hyatt Place Franchising, L.L.C.	2/27/2035

62.	Hyatt Place	Hyatt Place Baltimore/BWI Airport 940 International Drive Linthicum Heights, MD 21090	Hyatt Place Franchising, L.L.C.	2/27/2035

63.	Hyatt Place	Hyatt Place Baton Rouge/I-10 6080 Bluebonnet Boulevard Baton Rouge, LA 70809	Hyatt Place Franchising, L.L.C.	2/27/2035

64.	Hyatt Place	Hyatt Place Birmingham/Hoover 2980 John Hawkins Parkway Birmingham, AL 35244	Hyatt Place Franchising, L.L.C.	2/27/2035

Schedule XIII-7	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
65.	Hyatt Place	Hyatt Place Cincinnati Blue Ash 11435 Reed Hartman Highway Blue Ash, OH 45241	Hyatt Place Franchising, L.L.C.	2/27/2035

66.	Hyatt Place	Hyatt Place Columbus/Worthington 7490 Vantage Drive Columbus, OH 43235	Hyatt Place Franchising, L.L.C.	2/27/2035

67.	Hyatt Place	Hyatt Place Indianapolis/Keystone 9104 Keystone Crossing Indianapolis, IN 46240	Hyatt Place Franchising, L.L.C.	2/27/2035

68.	Hyatt Place	Hyatt Place Kansas City/Overland Park/Metcalf 6801 West 112th Street Overland Park, KS 66211	Hyatt Place Franchising, L.L.C.	2/27/2035

69.	Hyatt Place	Hyatt Place Las Vegas 4520 Paradise Road Las Vegas, NV 89109	Hyatt Place Franchising, L.L.C.	2/27/2035

70.	Hyatt Place	Hyatt Place Memphis/Wolfchase Galleria 7905 Giacosa Place Memphis, TN 38133	Hyatt Place Franchising, L.L.C.	2/27/2035

71.	Hyatt Place	Hyatt Place Miami Airport—West/Doral 3655 NW 82nd Avenue Miami, FL 33166	Hyatt Place Franchising, L.L.C.	2/27/2035

72.	Hyatt Place	Hyatt Place Minneapolis Airport-South 7800 International Drive Bloomington, MN 55425	Hyatt Place Franchising, L.L.C.	2/27/2035

73.	Hyatt Place	Hyatt Place Nashville/Franklin/Cool Springs 650 Bakers Bridge Avenue Franklin, TN 37067	Hyatt Place Franchising, L.L.C.	2/27/2035

74.	Hyatt Place	Hyatt Place Richmond/Innsbrook 4100 Cox Road Glen Allen, VA 23060	Hyatt Place Franchising, L.L.C.	2/27/2035

Schedule XIII-8	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
75.	Hyatt Place	Hyatt Place Tampa Airport/Westshore 4811 West Main Street Tampa Airport/Westshore, FL 33607	Hyatt Place Franchising, L.L.C.	2/27/2035

76.	Residence Inn	Residence Inn Boise Downtown 1401 Lusk Avenue Boise, ID 83706	Marriott International, Inc.	12/22/2022

77.	Residence Inn	Residence Inn Chattanooga Downtown 215 Chestnut Street Chattanooga, TN 37402	Marriott International, Inc.	2/27/2030

78.	Residence Inn	Residence Inn Fort Myers 2960 Colonial Boulevard Fort Myers, FL 33912	Marriott International, Inc.	2/27/2030

79.	Residence Inn	Residence Inn Knoxville Cedar Bluff 215 Langley Place at North Peters Road Knoxville, TN 37922	Marriott International, Inc.	2/27/2030

80.	Residence Inn	Residence Inn Lexington South/Hamburg Place 2688 Pink Pigeon Parkway Lexington, KY 40509	Marriott International, Inc.	2/27/2030

81.	Residence Inn	Residence Inn Los Angeles LAX/El Segundo 2135 East El Segundo Boulevard El Segundo, CA 90245	MIF, L.L.C.	2/27/2030

82.	Residence Inn	Residence Inn Macon 3900 Sheraton Drive Macon, GA 31210	Marriott International, Inc.	2/27/2030

83.	Residence Inn	Residence Inn Mobile 950 West I-65 Service Road S. Mobile , AL 36609	Marriott International, Inc.	2/27/2030

84.	Residence Inn	Residence Inn Portland Downtown/Lloyd Center 1710 NE Multnomah Street Portland, OR 97232	Marriott International, Inc.	12/22/2022

Schedule XIII-9	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
85.	Residence Inn	Residence Inn San Diego Rancho Bernardo/Scripps Poway 12011 Scripps Highlands Drive San Diego, CA 92131	MIF, L.L.C.	2/27/2030

86.	Residence Inn	Residence Inn Sarasota Bradenton 1040 University Parkway Sarasota, FL 34234	Marriott International, Inc.	2/27/2030

87.	Residence Inn	Residence Inn Savannah Midtown 5710 White Bluff Road Savannah, GA 31405	Marriott International, Inc.	2/27/2030

88.	Residence Inn	Residence Inn Tallahassee North/I-10 Capital Circle 1880 Raymond Diehl Road Tallahassee, FL 32308	Marriott International, Inc.	2/27/2030

89.	Residence Inn	Residence Inn Tampa North/I-75 Fletcher 13420 North Telecom Parkway Tampa, FL 33637	Marriott International, Inc.	2/27/2030

90.	Residence Inn	Residence Inn Tampa Sabal Park/Brandon 9719 Princess Palm Avenue Tampa, FL 33619	Marriott International, Inc.	2/27/2030

91.	SpringHill Suites	SpringHill Suites Austin Round Rock 2960 Hoppe Trail Round Rock, TX 78681	Marriott International, Inc.	2/27/2030

92.	SpringHill Suites	SpringHill Suites Grand Rapids North 450 Center Drive Grand Rapids, MI 49544	Marriott International, Inc.	2/27/2030

93.	SpringHill Suites	SpringHill Suites Houston Hobby Airport 7922 Mosley Road Houston, TX 77061	Marriott International, Inc.	2/27/2030

Schedule XIII-10	Loan Agreement

No.	Brand	Asset Name and Address	Franchisor	Expiration
94.	SpringHill Suites	SpringHill Suites Lexington Near the University of Kentucky 863 S. Broadway Lexington, KY 40504	Marriott International, Inc.	2/27/2030

95.	SpringHill Suites	SpringHill Suites San Antonio Medical Center/Northwest 3636 NW Loop 410 San Antonio, TX 78201	Marriott International, Inc.	2/27/2030

96.	SpringHill Suites	SpringHill Suites San Diego Rancho Bernardo/Scripps Poway 12032 Scripps Highlands Drive San Diego, CA 92131	MIF, L.L.C.	2/27/2030

Schedule XIII-11	Loan Agreement

EXHIBIT I

Property Accounts and Property Account Banks

Property Name	Bank	Name on Account	Account Number	Management Company
Hyatt Place Indianapolis/Keystone	PNC Bank, N.A.	ARC Hospitality Portfolio I TRS, LLC dba Hyatt Place Indianapolis/Keystone FBO Berkadia	4123876799	Crestline Hotels and Resorts, LLC

Courtyard Lexington South/Hamburg Place	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I MISC TRS, LLC dba Courtyard Lexington South/ Hamburg Place FBO Berkadia	687005863	Musselman Hotels Management, L.L.C.

Courtyard Louisville Downtown	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I MISC TRS, LLC dba Courtyard Louisville Downtown FBO Berkadia	687008180	Musselman Hotels Management, L.L.C.

Residence Inn Lexington South/Hamburg Place	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I MISC TRS, LLC dba Residence Inn Lexington South/ Hamburg Place FBO Berkadia	687006788	Musselman Hotels Management, L.L.C.

SpringHill Suites Lexington Near the University of Kentucky	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I MISC TRS, LLC dba Springhill Suites Lexington Near the University of Kentucky FBO Berkadia	687007505	Musselman Hotels Management, L.L.C.

Homewood Suites by Hilton Hartford/Windsor Locks	Bank of America, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Homewood Suites Hartford	1291859235	Homewood Suites Management LLC

Hampton Inn Detroit/Madison Heights/South Troy	Bank of America, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Detroit/Madison Heights	1291063571	Hampton Inns Management LLC

Hampton Inn Detroit/Northville	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Detroit/Northville	689055015	Hampton Inns Management LLC

Hampton Inn St. Louis/Westport	Bank of America, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn St. Louis/Westport	1291063576	Hampton Inns Management LLC

Hampton Inn Albany-Wolf Road (Airport)	Bank of America, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Albany	1291063590	Hampton Inns Management LLC

Hampton Inn Cleveland/Westlake	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Cleveland/Westlake	689053986	Hampton Inns Management LLC

Hampton Inn Columbus/Dublin	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Columbus/Dublin	689053978	Hampton Inns Management LLC

Hampton Inn State College	PNC Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn State College	5303575111	Hampton Inns Management LLC

Hampton Inn Chattanooga-Airport/I-75	Bank of America, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Chattanooga	1291859230	Hampton Inns Management LLC

Hampton Inn Pickwick Dam—at Shiloh Falls	Hardin County Bank	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Pickwick	50009540	Hampton Inns Management LLC

Hampton Inn Beckley	JPMorgan Chase Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Beckley	689055007	Hampton Inns Management LLC

Hampton Inn Morgantown	PNC Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco, LLC (HIL) Hampton Inn Morgantown	5303575103	Hampton Inns Management LLC

Courtyard Knoxville Cedar Bluff	SunTrust Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco LLC dba Courtyard Knoxville	1000176350899	Mckibbon Hotel Management, Inc

Residence Inn Knoxville Cedar Bluff	SunTrust Bank, N.A.	ARC Hospitality Portfolio I TRS Holdco LLC dba Residence Inn Knoxville	1000176350881	Mckibbon Hotel Management, Inc

Courtyard Bowling Green Convention Center	Branch Banking and Trust Company	ARC Hospitality Portfolio I TRS, LLC dba Courtyard Bowling Green Convention Center FBO Berkadia	4123876815	Crestline Hotels and Resorts, LLC

Hyatt Place Indianapolis/Keystone	PNC Bank, N.A.	ARC Hospitality Portfolio I TRS, LLC dba Hyatt Place Indianapolis/Keystone FBO Berkadia	4123876799	Crestline Hotels and Resorts, LLC

EXHIBIT J

Closing Date Managers

HOTEL NAME	STATE	ADDRESS	CITY/ STATE/ZIP	OPERATOR	MANAGER	CURRENT LIQUOR LICENSE HOLDER	WHO SHOULD HOLD LL	NEW LIQUOR LICENSE HOLDER
Courtyard Asheville	NC	One Buckstone Place	Asheville, NC 28805	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner or manager		Consolidation is required	10

Courtyard Athens Downtown	GA	166 North Finley Street	Athens, GA 30601	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Manager	Manager		82

Courtyard Bowling Green Convention Center	KY	1010 Wilkinson Trace	Bowling Green, KY 42104	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager				25

Courtyard Chicago Elmhurst/Oakbrook Area	IL	370 North IL Route 83	Elmhurst, Il 60126	American Realty Capital Hospitality Grace Portfolio, LLC	First Hospitality Group, Inc.	Owner	Owner or manager			90

Courtyard Dallas Medical/Market Center	TX	2150 Market Center Blvd.	Dallas, TX 75207	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager			Consolidation is required	4

Courtyard Gainesville	FL	3700 SW 42nd Street	Gainesville, FL 32608	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			72

Courtyard Jacksonville Airport Northeast	FL	14668 Duval Road	Jacksonville, FL 32218	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	Manager	Owner or joint			88

Courtyard Knoxville Cedar Bluff	TN	216 Langley Place	Knoxville, TN 37922	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or manager			85

Courtyard Lexington South/Hamburg Place	KY	1951 Pleasant Ridge	Lexington, KY 40509	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, L.L.C.	Owner				91

Courtyard Louisville Downtown	KY	100 South Second Street	Louisville, KY40202	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, L.L.C.	Owner				92

Courtyard Mobile	AL	1000 West I-65 Service Road	Mobile, AL 36609	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner		Consolidation with others required if they are under owner	70

Courtyard Orlando Altamonte Springs/Maitland	FL	1750 Pembrook Drive	Orlando, FL 32810	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner or joint			73

Courtyard Sarasota Bradenton Airport	FL	850 University Parkway	Sarasota, FL 34234	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			74

Courtyard Tallahassee North/I-10 Capital Circle	FL	1972 Raymond Diehl Road	Tallahassee, FL 32308	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			75

Embassy Suites Orlando International Drive/Jamaican Court	FL	8250 Jamaican Court	Orlando, FL 32819	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or joint			19

Fairfield Inn & Suites Atlanta Vinings	GA	2450 Paces Ferry Road	Atlanta , GA 30339	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	N/A	N/A	N/A		22

Fairfield Inn & Suites Dallas Medical/Market Center	TX	2110 Market Center Boulevard at Stemmons	Dallas, TX 75207	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	N/A	N/A	N/A	Consolidation is required	5

Hampton Inn & Suites Boynton Beach	FL	1475 West Gateway Boulevard	Boynton Beach, FL 33426	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		42

Hampton Inn & Suites Nashville/Franklin (Cool Springs)	TN	7141 South Springs Drive	Franklin, TN 37067	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	Owner	Owner or manager			106

Hampton Inn Albany-Wolf Road (Airport)	NY	10 Ulenski Drive	Albany, NY 12005	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		55

Hampton Inn Colorado Springs Air Force Academy	CO	7245 Commerce Center Drive	Colorado Springs, CO 80919	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Pillar	40

Hampton Inn Baltimore/Glen Burnie	MD	6617 Ritchie Highway	Glen Burnie, MD 21061	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		50

HOTEL NAME	STATE	ADDRESS	CITY/ STATE/ZIP	OPERATOR	MANAGER	CURRENT LIQUOR LICENSE HOLDER	WHO SHOULD HOLD LL	NEW LIQUOR LICENSE HOLDER
Hampton Inn Beckley	WV	110 Harper Park Drive	Beckley, WV 25801	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	68

Hampton Inn Birmingham/Mountain Brook	AL	2731 US Highway 280	Birmingham, AL 35223	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation with others required if they are under owner	38

Hampton Inn Boca Raton	FL	1455 Yamato Road	Boca Raton, FL 33431	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		43

Hampton Inn Boca Raton – Deerfield Beach	FL	660 West Hillsboro Boulevard	Deerfield Beach, FL 33441	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		44

Hampton Inn Boston/Peabody	MA	59 Newbury Street Route 1 North	Peabody, MA 01960	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	N/A	N/A	N/A		95

Hampton Inn Charleston-Airport/Coliseum	SC	4701 Saul White Boulevard North	Charleston, SC 29418	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		61

Hampton Inn Charlotte/Gastonia	NC	1859 Remount Road	Gastonia, NC 28054	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	11

Hampton Inn Chattanooga-Airport/I-75	TN	7013 Shallowford Road	Chattanooga, TN 37421	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		63

Hampton Inn Chicago/Gurnee	IL	5550 Grand Avenue	Gurnee, IL 60031	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		48

Hampton Inn Cleveland/Westlake	OH	29690 Detroit Road	Westlake, OH 44145	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		56

Hampton Inn Columbia—I-26 Airport	SC	1094 Chris Drive	West Columbia, SC 29169	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		62

Hampton Inn Columbus/Dublin	OH	3920 Tuller Road	Dublin, OH 43017	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		57

Hampton Inn Columbus-Airport	GA	5585 Whitesville Road	Columbus, GA 31904	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		47

Hampton Inn Dallas -Addison	TX	4505 Beltway Drive	Addison, TX 75001	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	13

Hampton Inn Detroit/Madison Heights/South Troy	MI	32420 Stephenson Highway	Madison Heights, MI 48071	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	51

Hampton Inn Detroit/Northville	MI	20600 Haggerty Road	Northville, MI 48167	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	52

Hampton Inn Fayetteville I-95 10/25/2007	NC	1922 Cedar Creek Road	Fayetteville, NC 28312	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	12

Hampton Inn Grand Rapids-North	MI	500 Center Drive	Grand Rapids, MI 49544	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	N/A	N/A	N/A	Consolidation is required	97

Hampton Inn Kansas City/Overland Park	KS	10591 Metcalf Frontage Road	Overland Park, KS 66212	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	49

Hampton Inn Kansas City-Airport	MO	11212 North Newark Circle	Kansas City, MO 64153	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		53

Hampton Inn Memphis-Poplar	TN	5320 Poplar Avenue	Memphis, TN 38119	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		64

Hampton Inn Morgantown	WV	1053 Van Voorhis Road	Morgantown, WV 26505	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	69

HOTEL NAME	STATE	ADDRESS	CITY/ STATE/ZIP	OPERATOR	MANAGER	CURRENT LIQUOR LICENSE HOLDER	WHO SHOULD HOLD LL	NEW LIQUOR LICENSE HOLDER
Hampton Inn Norfolk-Naval Base	VA	8501 Hampton Boulevard	Norfolk, VA 23505	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		67

Hampton Inn Palm Beach Gardens	FL	4001 RCA Boulevard	Palm Beach Gardens, FL 33410	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		45

Hampton Inn Pickwick Dam—at Shiloh Falls	TN	90 Old South Road	Counce, TN 38326	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		65

Hampton Inn Scranton at Montage Mountain	PA	22 Montage Mountain Road	Scranton, PA 18507	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		59

Hampton Inn St. Louis/Westport	MO	2454 Old Dorsett Road	Maryland Heights, MO 63043	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		54

Hampton Inn State College	PA	1101 East College Avenue	State College, PA 16801	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		60

Hampton Inn West Palm Beach Florida Turnpike	FL	2025 Vista Parkway	West Palm Beach, FL 33411	American Realty Capital Hospitality Grace Portfolio, LLC	Hampton Inns Management LLC (Hilton)	N/A	N/A	N/A		46

Hilton Garden Inn Austin/Round Rock	TX	2310 North IH35	Round Rock, TX 78681	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager			Consolidation is required	6

Holiday Inn Charleston Mt. Pleasant	SC	250 Johnny Dodds Boulevard	Mount Pleasant, SC 29464	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	Owner				105

Holiday Inn Express and Suites: Kendall East-Miami	FL	11520 SW 88th Street	Miami, FL 33176	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	N/A	N/A	N/A		76

Homewood Suites by Hilton Boston-Peabody	MA	57 Newbury Street	Boston, MA 01960	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	N/A	N/A	N/A		96

Homewood Suites by Hilton Chicago-Downtown	IL	40 East Grand Avenue	Chicago, IL 60611	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or manager			23

Homewood Suites by Hilton Hartford/Windsor Locks	CT	65 Ella Grasso Turnpike	Windsor Locks, CT 06096	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suites Management LLC (Hilton)	N/A	N/A	N/A	Musselman	41

Homewood Suites by Hilton Memphis-Germantown	TN	7855 Wolf River Boulevard	Germantown, TN 38138	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suites Management LLC (Hilton)	N/A	N/A	N/A		66

Homewood Suites by Hilton Phoenix-Biltmore	AZ	2001 East Highland Avenue	Phoenix, AZ 85016	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suites Management LLC (Hilton)	N/A	N/A	N/A		39

Homewood Suites by Hilton San Antonio-Northwest	TX	4323 Spectrum One	San Antonio, TX 78230	American Realty Capital Hospitality Grace Portfolio, LLC	Homewood Suites Management LLC (Hilton)	N/A	N/A	N/A	Consolidation is required	14

Hyatt Place Albuquerque/Uptown	NM	6901 Arvada North East	Albuquerque, NM 87110	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager	Owner or manager			31

Hyatt Place Baltimore/BWI Airport	MD	940 International Drive	Linthicum Heights, MD 21090	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Crestline or owner subsidiary			27

Hyatt Place Baton Rouge/I-10	LA	6080 Bluebonnet Boulevard	Baton Rouge, LA 70809	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner			26

Hyatt Place Birmingham/Hoover	AL	2980 John Hawkins Parkway	Birmingham, AL 35244	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner		Consolidation with others required if they are under owner	16

Hyatt Place Cincinnati Blue Ash	OH	11435 Reed Hartman Highway	Blue Ash, OH 45241	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager	Manager			32

Hyatt Place Columbus/Worthington	OH	7490 Vantage Drive	Columbus, OH 43235	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager	Manager			33

HOTEL NAME	STATE	ADDRESS	CITY/ STATE/ZIP	OPERATOR	MANAGER	CURRENT LIQUOR LICENSE HOLDER	WHO SHOULD HOLD LL	NEW LIQUOR LICENSE HOLDER
Hyatt Place Indianapolis/Keystone	IN	9104 Keystone Crossing	Indianapolis, IN 46240	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or manager			24

Hyatt Place Kansas City/Overland Park/Metcalf	KS	6801 West 112th Street	Overland Park, KS 66211	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Must be KS entity		Consolidation is required	15

Hyatt Place Las Vegas	NV	4520 Paradise Road	Las Vegas, NV 89109	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	Owner				102

Hyatt Place Memphis/Wolfchase Galleria	TN	7905 Giacosa Place	Memphis, TN 38133	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or manager			34

Hyatt Place Miami Airport—West/Doral	FL	3655 NW 82nd Avenue	Miami, FL 33166	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or joint			20

Hyatt Place Minneapolis Airport-South	MN	7800 International Drive	Bloomington, MN 55425	American Realty Capital Hospitality Grace Portfolio, LLC	First Hospitality Group, Inc.	Owner				99

Hyatt Place Nashville/Franklin/Cool Springs	TN	650 Bakers Bridge Avenue	Franklin, TN 37067	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or manager			35

Hyatt Place Richmond/Innsbrook	VA	4100 Cox Road	Glen Allen, VA 23060	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or manager			36

Hyatt Place Tampa Airport/Westshore	FL	4811 West Main Street	Tampa Airport/Westshore, FL 33607	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Owner	Owner or joint			21

Residence Inn Boise Downtown	ID	1401 Lusk Avenue	Boise, ID 83706	American Realty Capital Hospitality Grace Portfolio, LLC	Innventures IVI, LP	Owner				89

Residence Inn Chattanooga Downtown	TN	215 Chestnut Street	Chattanooga, TN 37402	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner or manager			86

Residence Inn Fort Myers	FL	2960 Colonial Boulevard	Fort Myers, FL 33912	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	N/A	N/A	N/A		77

Residence Inn Knoxville Cedar Bluff	TN	215 Langley Place at North Peters Road	Knoxville, TN 37922	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or manager			87

Residence Inn Lexington South/Hamburg Place	KY	2688 Pink Pigeon Parkway	Lexington, KY 40509	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, L.L.C.	Owner				93

Residence Inn Los Angeles LAX/El Segundo	CA	2135 East El Segundo Boulevard	El Segundo, CA 90245	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager			McKibbon	1

Residence Inn Macon	GA	3900 Sheraton Drive	Macon, GA 31210	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Manager			83

Residence Inn Mobile	AL	950 West I-65 Service Road S.	Mobile , AL 36609	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner		Consolidation with others required if they are under owner	71

Residence Inn Portland Downtown/Lloyd Center	OR	1710 NE Multnomah Street	Portland, OR 97232	American Realty Capital Hospitality Grace Portfolio, LLC	Innventures IVI, LP	Owner				104

Residence Inn San Diego Rancho Bernardo/Scripps Poway	CA	12011 Scripps Highlands Drive	San Diego, CA 92131	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager			Hilton	2

Residence Inn Sarasota Bradenton	FL	1040 University Parkway	Sarasota, FL 34234	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			78

Residence Inn Savannah Midtown	GA	5710 White Bluff Road	Savannah, GA 31405	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Manager			84

Residence Inn Tallahassee North/I-10 Capital Circle	FL	1880 Raymond Diehl Road	Tallahassee, FL 32308	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			79

HOTEL NAME	STATE	ADDRESS	CITY/ STATE/ZIP	OPERATOR	MANAGER	CURRENT LIQUOR LICENSE HOLDER	WHO SHOULD HOLD LL	NEW LIQUOR LICENSE HOLDER
Residence Inn Tampa North/I-75 Fletcher	FL	13420 North Telecom Parkway	Tampa, FL 33637	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Manager	Owner or joint			81

Residence Inn Tampa Sabal Park/Brandon	FL	9719 Princess Palm Avenue	Tampa, FL 33619	American Realty Capital Hospitality Grace Portfolio, LLC	McKibbon Hotel Management, Inc.	Owner	Owner or joint			80

SpringHill Suites Austin Round Rock	TX	2960 Hoppe Trail	Round Rock, TX 78681	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	N/A	N/A	N/A	Consolidation is required	7

SpringHill Suites Grand Rapids North	MI	450 Center Drive	Grand Rapids, MI 49544	American Realty Capital Hospitality Grace Portfolio, LLC	Pillar Hotels and Resorts, L.P.	N/A	N/A	N/A	Consolidation is required	98

SpringHill Suites Houston Hobby Airport	TX	7922 Mosley Road	Houston, TX 77061	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	Manager			Consolidation is required	8

SpringHill Suites Lexington Near the University of Kentucky	KY	863 S. Broadway	Lexington, KY 40504	American Realty Capital Hospitality Grace Portfolio, LLC	Musselman Hotels Management, L.L.C.	Owner				94

SpringHill Suites San Antonio Medical Center/Northwest	TX	3636 NW Loop 410	San Antonio, TX 78201	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	N/A	N/A	N/A	Consolidation is required	9

SpringHill Suites San Diego Rancho Bernardo/Scripps Poway	CA	12032 Scripps Highlands Drive	San Diego, CA 92131	American Realty Capital Hospitality Grace Portfolio, LLC	Crestline Hotels & Resorts, LLC	N/A	N/A	N/A	CRESTLINE	3

EXHIBIT K

Expiring Franchise Properties

SCHEDULE XVII

EXPIRING FRANCHISE AGREEMENTS

No.	Brand	Asset Name and Address	Franchisor	Expiration
1.	Hampton Inn & Suites	Hampton Inn Colorado Springs Air Force Academy 7245 Commerce Center Drive Colorado Springs, CO 80919	Hampton Inns Franchise LLC	10/31/2017

2.	Hampton Inn	Hampton Inn Charleston-Airport/Coliseum 4701 Saul White Boulevard North Charleston, SC 29418	Hampton Inns Franchise LLC	10/31/2017

3.	Hampton Inn	Hampton Inn Chattanooga-Airport/I-75 7013 Shallowford Road Chattanooga, TN 37421	Hampton Inns Franchise LLC	10/31/2017

4.	Hampton Inn	Hampton Inn Columbus-Airport 5585 Whitesville Road Columbus, GA 31904	Hampton Inns Franchise LLC	10/31/2017

5.	Hampton Inn	Hampton Inn Fayetteville I-95 10/25/2007 1922 Cedar Creek Road Fayetteville, NC 28312	Hampton Inns Franchise LLC	12/31/2016

Loan Agreement

Schedule XIII-1

EXHIBIT L

Scheduled PIP

NONE.

EXHIBIT M

PIP Work Other Than Scheduled PIP

Hotel Name	Estimated PIP Cost $000s	PIP Completion Date
HP Albuquerque/Uptown	1,633	2015
HP Baltimore/BWI Airport	1,762	2015
HP Baton Rouge/I-10	1,752	2016
HP Birmingham/Hoover	1,715	2016
HP Cincinnati/Blue Ash	1,782	2015
HP Columbus	1,526	2016
HP Indianapolis	1,494	2015
HP Kansas City/Overland Park/Metcalf	1,622	2016
HP Las Vegas	2,544	2015
HP Memphis/Wolfchase Galleria	1,613	2016
HP Miami Airport—West/Doral	438	2016
HP Minneapolis Airport	1,771	2015
HP Nashville/Franklin/Cool Springs	1,696	2016
HP Richmond/Innsbrook	1,907	2015
HP Tampa Airport Westshore	1,547	2015
HoI Mt Pleasant	3,994	2016
CY Asheville	1,484	2016
CY Dallas Medical/Market Center	2,755	2016
CY Gainesville	197	2016
CY Jacksonville Airport Northeast	1,587	2016
CY Knoxville Cedar Bluff	1,104	2016
CY Mobile	1,114	2016
CY Sarasota Bradenton Airport	1,495	2016
FFIS Atlanta Vinings	2,075	2016
RI Boise Downtown	1,965	2016
RI Chattanooga Downtown	1,920	2016
RI Fort Myers	210	2016
RI Knoxville Cedar Bluff	1,710	2016
RI Lexington South/Hamburg Place	2,527	2016
RI Los Angeles LAX/El Segundo	2,290	2016
RI Macon	1,580	2016
RI Savannah Midtown	1,640	2016
RI Tallahassee North/I-10 Capital Circle	2,198	2016
SHS Austin Round Rock	2,243	2016
SHS Grand Rapids North	716	2016

SHS San Diego Rancho Bernardo/Scripps Poway	445	2017
ES Orlando-Int’l/ Dr	1,665	2016
HGI Austin/Round Rock	3,139	2016
HI Beckley	1,700	2016
HI Birmingham	843	2016
HI Boca Raton/Deerfield Beach	2,112	2016
HI Boston/Peabody	573	2016
HI Charlotte/Gastonia	1,577	2016
HI Chicago/Gurnee	1,366	2016
HI Cleveland/Westlake	646	2016
HI Columbus/Dublin	979	2016
HI Kansas City—Airport	865	2016
HI Memphis-Poplar	2,553	2016
HI Norfolk	3,859	2016
HI Pickwick Dam—At Shiloh Falls	498	2016
HI Scranton at Montage Mountain	1,213	2016
HI St Louis/Westport (Maryland Heights)	895	2016
HI State College	3,465	2016
HI West Palm Beach/FL Turnpike	1,671	2016
HIS Boynton Beach	2,195	2016
HIS Nashville/Franklin (Cool Springs)	1,409	2016
HWS Boston-Peabody	3,711	2016
HWS Hartford/Windsor Locks	3,156	2016
HWS Memphis/Germantown	3,003	2016
HWS San Antonio-Northwest	4,913	2016
HIE Miami	2,420	2017
HI Albany-Wolf Road (Airport)	4,216	2017
HI Columbia	2,191	2017
HI Dallas/Addison	4,441	2017
HI Detriot/Northville	1,969	2017
HI Grand Rapids—North	2,429	2017
HI Morgantown	1,810	2017
HI Overland Park	2,660	2017
HI Palm Beach Gardens	1,401	2017
HWS Chicago-Downtown	7,428	2017
HWS Phoenix-Biltmore	4,242	2017
CY Athens Downtown	961	2018

CY Bowling Green Convention Center	1,905	2018
RI Mobile	352	2018
RI San Diego Rancho Bernardo/Scripps Poway	190	2018
RI Sarasota Bradenton	373	2018
RI Tampa North/I-75 Fletcher	585	2018
RI Tampa Sabal Park/Brandon	682	2018
SHS Houston Hobby Airport	258	2018
SHS Lexington Near the University of Kentucky	62	2018
SHS San Antonio Medical Center/Northwest	243	2018
HI Baltimore/ Glen Burnie	2,274	2018
HI Boca Raton	2,611	2018
HI Detroit/Madison Heights/South Troy	1,667	2018
CY Chicago Elmhurst/Oakbrook Area	1,058	2018
CY Lexington South/Hamburg Place	660	2018
CY Louisville Downtown	376	2018
CY Orlando Altamonte Springs/Maitland	319	2018
RI Portland Downtown/Lloyd Center	4,490	2018
CY Tallahassee North/I-10 Capital Circle	130	2019
FFIS Dallas Medical/Market Center	215	2019
Total	$162,675